      As filed with the Securities and Exchange Commission on June 18, 2002

                                               Securities Act File No. 333-85892
                                       Investment Company Act File No. 811-21063

--------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (Check appropriate box or boxes)

   [_]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   [X]           PRE-EFFECTIVE AMENDMENT NO. 1
   [_]           POST-EFFECTIVE AMENDMENT

                                     AND/OR

   [_]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   [X]           Amendment No. 1

                              ---------------------

                         BACAP OPPORTUNITY STRATEGY, LLC
               (Exact name of Registrant as specified in Charter)

                             101 South Tryon Street
                               Charlotte, NC 28255
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (704) 388-5138

                              ---------------------

                              c/o Robert B. Carroll
                            Associate General Counsel
                           Bank of America Corporation
                             101 South Tryon Street
                               Charlotte, NC 28255
                     (Name and address of agent for service)

                                    Copy to:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

--------------------------------------------------------------------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) [_]

If appropriate, check the following box:

           [_]     This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

           [_]     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is ______.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
================================================================================
TITLE OF SECURITIES              PROPOSED MAXIMUM AGGREGATE        AMOUNT OF
  BEING REGISTERED                    OFFERING AMOUNT           REGISTRATION FEE
--------------------------------------------------------------------------------

Limited Liability Company              $125,000,000                 $11,500
Interests

================================================================================

          Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                              CROSS REFERENCE SHEET
                           PARTS A AND B OF PROSPECTUS



Item No.                              Caption                                     Location in Prospectus
--------                              -------                                     ----------------------
    1.           Outside Front Cover Page ........................   Outside Front Cover Page
    2.           Inside Front and Outside Back Cover Page ........   Inside Front and Outside Back Cover Page
    3.           Fee Table and Synopsis ..........................   Summary of Fund Expenses
    4.           Financial Highlights ............................   Not applicable
    5.           Plan of Distribution ............................   Outside Front Cover Page; Distribution
                                                                     Arrangements
    6.           Selling Shareholders ............................   Not applicable
    7.           Use of Proceeds .................................   Use of Proceeds
    8.           General Description of the Registrant ...........   Outside Front Cover Page; Prospectus
                                                                     Summary--The Fund
    9.           Management ......................................   Management of the Fund; Use of Proceeds
    10.          Capital Stock, Long-Term Debt, and Other            Capital Accounts; Distribution
                 Securities ......................................   Arrangements
    11.          Defaults and Arrears on Senior Securities .......   Not applicable
    12.          Legal Proceedings ...............................   Not applicable
    13.          Table of Contents of the Statement of               Table of Contents of Statement of Additional
                 Additional Information ..........................   Information (SAI)
    14.          Cover Page of SAI ...............................   Cover Page (SAI)
    15.          Table of Contents of SAI ........................   Table of Contents (SAI)
    16.          General Information and History .................   Not applicable
    17.          Investment Objective and Policies ...............   Investment Objective and Principal Strategies;
                                                                     Investment Policies and Practices (SAI)
    18.          Management ......................................   Management of the Fund; Board of Managers
                                                                     (SAI); Investment Advisory Services (SAI)
    19.          Control Persons and Principal Holders of
                 Securities ......................................   Control Persons (SAI)
    20.          Investment Advisory and Other Services ..........   Investment Advisory Services (SAI)
    21.          Brokerage Allocation and Other Practices ........   Brokerage (SAI)
    22.          Tax Status ......................................   Taxes; Tax Aspects (SAI)
    23.          Financial Statements ............................   Financial Statements (SAI)

                    Subject to Completion, Dated June 18, 2002
                                   PROSPECTUS

                       BACAP OPPORTUNITY STRATEGY, LLC
                       Limited Liability Company Interests

                              --------------------


          INVESTMENT OBJECTIVE. BACAP Opportunity Strategy, LLC (the "Fund") is a newly formed limited liability company registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's investment objective is to achieve long-term capital appreciation. The Fund will pursue this objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services,
(ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon Capital Management, LLC, the Fund's sub-adviser ("Alkeon"), believes will be affected by technological events and advances ("Technology Companies").


                                                   (continued on following page)

--------------------


          Investing in the Fund's limited liability company interests ("Interests") involves a high degree of risk. See "RISK FACTORS" beginning on page 14.


          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                              --------------------


                                                 Total Offering/1/
                                                 -----------------
          Amount .............................     $ 125,000,000
          Proceeds to the Fund ...............     $ 125,000,000

Banc of America Securities LLC (the "Distributor") acts as the distributor of Interests on a best efforts basis, subject to various conditions. Interests are being offered through the Distributor and other brokers, dealers and other financial institutions that enter into selling agreements with the Distributor. Interests will be sold only to Qualified Investors (as defined herein). See "Investor Qualifications." The Distributor expects to deliver Interests purchased in the initial offering on or about August 1, 2002, or such earlier or later date as the Distributor may determine. The Fund's investment adviser, BACAP Advisory Partners, LLC, intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. (See "Distribution Arrangements.")


                              --------------------
                         Banc of America Securities LLC

--------

/1/ The minimum initial investment in the Fund by an investor is $100,000. Subsequent investments must be at least $25,000. See "Distribution Arrangements
- Purchase Terms."

(continued from previous page)


          INVESTMENT PROGRAM. Under normal market conditions, the Fund will invest its assets in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon believes will be affected by technological events and advances ("Technology Companies"). The Fund's investment program will focus on investing in the equity securities of Technology Companies that Alkeon believes are well positioned to benefit from demand for their products or services or as a result of other factors, and selling short the securities of Technology Companies that Alkeon believes are likely to decline in value as a result of changes in technology or as a result of other factors. The Fund's portfolio is expected to include long and short positions in the equity securities of U.S. and non-U.S. companies.


          The Fund also may invest in debt securities, swaps, swaptions, and other derivative instruments, such as forward contracts and options on stock indices, and structured equity-related products, including exchange traded funds and similar investments. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage by purchasing securities on margin as part of its investment program. The Fund may use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments and, in particular, the use of short sales and leverage, involve certain risks. During periods of adverse market conditions in the technology sector or in the equity securities markets generally, as determined by Alkeon, the Fund may temporarily invest all or any portion of its assets in equity securities of non-technology related issuers or in high quality fixed-income securities, including money market instruments, or hold its assets as cash. The Fund also may invest in money market instruments or hold cash for liquidity purposes. Although the Fund primarily will invest in marketable securities, up to 15% of the value of its net assets may be invested in securities and other investments that are illiquid.


          INVESTMENT ADVISER. BACAP Advisory Partners, LLC (the "Adviser") serves as the Fund's investment adviser. The Adviser is a newly formed limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").

          Alkeon Capital Management, LLC, a member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser. Mr. Panayotis ("Takis") Sparaggis, the managing member and controlling person of Alkeon, will serve as the portfolio manager of the Fund.

          RESTRICTIONS ON TRANSFER. With very limited exceptions, limited liability company interests in the Fund ("Interests") are not transferable and liquidity will be provided to investors in Interests only through repurchase offers which may be made from time to time by the Fund as determined by its Board of Managers (the "Board") in its sole discretion. See "Repurchases of Interests and Transfers."

          REPURCHASES OF INTERESTS. To provide a limited degree of liquidity to investors, the Fund may from time to time offer to repurchase Interests pursuant to written tenders by investors. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors as of June 30, 2003. Thereafter, the Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase Interests from investors twice each year, effective as of June 30 and December 31 of each year. The Board will consider the following factors, among others, in making its determinations with respect to the repurchase of Interests: (i) whether any investors have requested the repurchase of Interests by the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests;
(vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests. The limited liability company agreement of the Fund (the "LLC Agreement") provides that the Fund will be dissolved if the Interest of any investor that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase by the Fund of the investor's entire Interest has not been repurchased within a period of two years from the date of the request. See "Repurchases of Interests and Transfers."


          MANAGEMENT FEE AND INCENTIVE ALLOCATION. The Fund will pay the Adviser a management fee computed and paid monthly at the annual rate of 1.00% of the aggregate value of outstanding Interests determined as of the last day of each month (before reduction for any repurchases of Interests or the Incentive Allocation, described below). See "Management of the Fund--General."



          The Adviser also is entitled to receive out of the net profits allocable to each investor a performance-based allocation of 20% of the net profits, if any, that otherwise would have been credited to the capital account of the investor (the "Incentive Allocation"). Generally, the Incentive Allocation will be made as of the end of each calendar year and upon the repurchase of an investor's Interest (or any portion thereof). The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account" established for the investor. Thus, if a net loss is allocated to an investor, the investor will not be subject to the Incentive Allocation except to the extent subsequent net profits allocated to the investor exceed the net loss.



          If a portion of an investor's Interest (rather than the entire Interest) is repurchased by the Fund as of a date other than the end of a calendar year, the Incentive Allocation will be made only with respect to a pro rata portion of any net profits allocable to the investor, based upon the percentage portion of the Interest that is repurchased. In that event, a pro rata portion of any balance in the investor's Loss Recovery Account (based upon the percentage portion of the Interest that is repurchased) will be deemed attributable to the portion of the Interest repurchased, and a corresponding reduction in the remaining balance of the investor's Loss Recovery Account will be made.

          The Incentive Allocation presents risks that are not present in funds without an incentive allocation. The overall fees and expenses of the Fund, together with the Incentive Allocation borne by investors will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment programs similar to those of the Fund. See "Management of the Fund--Incentive Allocation."


          INVESTOR QUALIFICATIONS. Interests are being offered only to investors that represent that (i) they are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1,500,000 or that they meet certain other qualification requirements; (ii) they are U.S. persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts. See "Investor Qualifications." The minimum initial investment in the Fund by any investor is $100,000, and the minimum additional investment in the Fund by any investor is $25,000. Investors generally must hold their Interests through the Distributor or through a broker, dealer or financial institution that has entered into a selling agreement with the Distributor. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.


                              --------------------


          This prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated June 18, 2002, has been filed with the Securities and Exchange Commission. The SAI is available upon written or oral request and without charge by writing the Fund at the address above or by calling (800) 858-9826. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page 42 of this prospectus. The SAI, material incorporated by reference and other information regarding the Fund that is filed electronically with the SEC, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.


          Interests are not insured or guaranteed by the United States Federal Deposit Insurance Corporation or any other governmental agency. Interests are not deposits or other obligations of Bank of America Corporation or its subsidiaries and affiliates, including Bank of America, N.A. Interests are subject to investment risks, including the possible loss of the full amount invested.

          You should rely only on the information contained in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Interests in any state or other jurisdiction where the offer is not permitted. You should not assume that the information provided by this prospectus is accurate as of any date other than the date set forth on the front of this prospectus.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY .......................................................     1

SUMMARY OF FUND EXPENSES .................................................    12

RISK FACTORS .............................................................    14

USE OF PROCEEDS ..........................................................    24

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES ............................    24

PERFORMANCE INFORMATION ..................................................    27

MANAGEMENT OF THE FUND ...................................................    27

INVESTOR QUALIFICATIONS ..................................................    32

REPURCHASES OF INTERESTS AND TRANSFERS ...................................    32

CALCULATION OF NET ASSET VALUE ...........................................    35

CAPITAL ACCOUNTS .........................................................    35

TAXES ....................................................................    38

DISTRIBUTION ARRANGEMENTS ................................................    40

GENERAL INFORMATION ......................................................    41

TABLE OF CONTENTS OF THE SAI .............................................    42

Appendix A - INVESTOR CERTIFICATION ......................................   A-1

Appendix B - PERFORMANCE INFORMATION .....................................   B-1

Appendix C - BACAP Opportunity Strategy, LLC
LIMITED LIABILITY COMPANY AGREEMENT ......................................   C-1

                               PROSPECTUS SUMMARY


          This is only a summary. The summary does not contain all of the information that you should consider before investing in BACAP Opportunity Strategy, LLC. You should review the more detailed information contained in this prospectus and in the statement of additional information of the Fund (the "SAI").


The Fund BACAP Opportunity Strategy, LLC (the "Fund") is a newly formed Delaware limited liability company. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). BACAP Advisory Partners, LLC serves as the Fund's investment adviser (the "Adviser"). Alkeon Capital Management, LLC ("Alkeon"), a member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

                              Investors who purchase limited liability company interests in the Fund ("Interests") and are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").


Investment Objective and      The Fund's investment objective is to achieve
Principal Strategies          long-term capital appreciation. It pursues this
                              objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon believes will be affected by technological events and advances ("Technology Companies").
                              Examples of the types of industries in which the Fund may invest are: aerospace; electronics;
                              information sciences (including computer hardware and software, and the Internet); life sciences
                              (including pharmacology and biotechnology);
                              networking; semiconductors; and telecommunications
                              (including equipment makers and service
                              providers).


                              The Fund's investment program will focus on investing in the equity securities of Technology Companies that Alkeon believes are well positioned to benefit from accelerating demand for their products or services or as a result of other factors. For example, the Fund will seek investments in companies that can benefit from or be disadvantaged by trends in various sectors of the technology market such as: deregulation of global markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; increasingly complex media applications; and advances and innovations in industrial technologies, business services and material sciences.

                              The Fund's investment program will also involve effecting short sales of securities to seek profits from declines in the prices of the securities of Technology Companies that Alkeon believes are likely to decline in value as a result of changes in technology or other factors. Alkeon may determine to sell a security short based on its consideration of various factors, including the nature of a company's products, an assessment of the skills and capabilities of the company's management and the likelihood that technological developments or other trends will adversely affect the company's revenues and prospects.

                              The Fund's portfolio is expected to include long and short positions in equity securities of U.S. and non-U.S. companies. The Fund also may invest in debt securities, swaps, swaptions, and other derivative instruments, such as forward contracts and options on stock indices, and structured equity-related products, including shares of exchange traded funds and similar investments. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage by purchasing securities on margin as part of its investment program. The Fund may use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments and, in particular, the use of short sales and leverage, involve certain risks.


                              During periods of adverse market conditions in the technology sector or in the equity securities markets generally, as determined by Alkeon, the Fund may temporarily invest all or any portion of its assets in equity securities of non-technology related issuers or in high quality fixed-income securities, including money market instruments, in shares of money market funds or hold its assets as cash. The Fund also may invest in money market instruments, shares of money market funds or hold cash for liquidity purposes.


                              Although the Fund will invest primarily in marketable securities, up to 15% of the value of its net assets may be invested in securities and other investments that are illiquid.

                              Alkeon primarily will rely on investment research and fundamental analysis of company financial data in seeking to identify investment opportunities for the Fund. The research process may include company visits, management interviews, updating of valuation models, review and analysis of published research, and discussions with industry sources.

                              Mr. Panayotis ("Takis") Sparaggis, the managing member and controlling person of Alkeon, will serve as the portfolio manager of the Fund. It is expected that Mr. Sparaggis and Alkeon will pursue an investment strategy for the Fund that is substantially similar to the investment strategy that has been used by Alkeon in managing the portfolios of certain other accounts advised by Alkeon or its personnel. See "Investment Objectives and Principal Strategies--The Fund's Investment Program" and "Risk Factors--Conflicts of Interest."

                              An investment in the Fund involves substantial risks, and no assurance can be given that the Fund will achieve its investment objective.

Investment Advisory           The Adviser, BACAP Advisory Partners, LLC, is a
Arrangements                  newly formed Delaware limited liability company
                              that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended
                              (the "Investment Advisers Act"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the
                              Adviser is responsible for developing,
                              implementing and supervising the Fund's investment program. Banc of America Advisors, LLC ("BAA"), a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation, is the managing member and controlling person of the Adviser. Alkeon Capital
                              Management, LLC, which is a non-managing member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.


                              In consideration of services provided by the Adviser, the Fund will pay the Adviser a fee (the "Management Fee") computed and paid monthly at the annual rate of 1.00% of the aggregate value of outstanding Interests determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocations). In addition, the Adviser is entitled to be the special advisory member of the Fund and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits otherwise allocable to each Member and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account").


                              Alkeon Capital Management, LLC is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act. Pursuant to a sub-advisory agreement with the Adviser, Alkeon has been retained by the Adviser to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Alkeon will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund.


                              In consideration of services provided by Alkeon, the Adviser will pay Alkeon a monthly sub-advisory fee computed at the annual rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocations). This fee is paid by the Adviser and not by the Fund. As a non-managing member of the Adviser, Alkeon also will be entitled to share in the revenues of the Adviser.

                              See "Management of the Fund--General."

Incentive Allocation          The Adviser is entitled to receive out of the net
                              profits allocable to each Member a
                              performance-based allocation of 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (an
                              "Incentive Allocation"). The Incentive Allocation will be debited from each Member's capital account and credited to the Special Advisory Account, and generally will be made as of the end of each calendar year (commencing December 31, 2002) and upon the repurchase by the Fund of a Member's
                              Interest (or any portion thereof). It will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account"
                              (as described below) established for the Member.

                              If a portion of a Member's Interest (rather than the entire Interest) is repurchased by the Fund as of a date other than the end of a calendar year, the Incentive Allocation will be made only with respect to a pro rata portion of any net profits allocable to the Member, based upon the percentage portion of the Interest that is repurchased. In that event, a pro rata portion of any balance in the Member's Loss Recovery Account (based upon the percentage portion of the Interest that is repurchased) will be deemed attributable to the portion of the Interest repurchased, and a corresponding reduction in the remaining balance of the Member's Loss Recovery Account will be made.

                              The Loss Recovery Account is a memorandum account with respect to each Member that has an initial balance of zero. As of the first day after the close of each period for which the Incentive Allocation is to be determined, the balance of the account is adjusted in the manner provided in the limited liability company agreement of the Fund (the "LLC Agreement") to increase the balance to reflect net losses allocated to the Member and to decrease the balance (but not below zero) to reflect any net profits allocated to the Member. The Loss Recovery Account operates to assure that a Member is not subject to the Incentive Allocation on net profits except to the extent they exceed prior net losses. See "Management of the Fund--Incentive Allocation."

Borrowing                     The Fund is authorized to make margin purchases of
                              securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. The Fund also may borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.
                              Borrowings by the Fund will be subject to a 300% asset coverage requirement under the Investment
                              Company Act and any policies of the Board. "See
                              Risk Factors--Leverage; Interest Rates; Margin" and "Investment Objective and Principal
                              Strategies--Borrowing; Use of Leverage."

Investor Qualifications       Interests are being offered only to investors that
                              represent that: (i) they are individuals or companies (other than investment companies) that have a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $1.5 million or that they meet certain other qualification requirements; (ii) they are U.S.
                              persons for Federal income tax purposes; and (iii) they are not charitable remainder trusts.


                              Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it meets the foregoing requirements and that it will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. (The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus.) If an investor's certification is not received on or before the date Interests are to be issued, the investor's order will not be accepted. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time. See "Investor Qualifications."


Investor Suitability          An investment in the Fund involves substantial
                              risks.

                              It is possible that an investor may lose some or all of its investment. Before making an investment decision, an investor should: (i) consider the suitability of this investment with respect to its investment objectives and personal situation; and
                              (ii) consider factors such as its personal net worth, income, age, risk tolerance and liquidity needs.


The Offering                  The Fund is offering $125 million in Interests
                              through the Distributor, and through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Distributor may accept orders for any lesser amount. It is expected that the initial offering of Interests will close on August 1, 2002. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board. The Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. See "Distribution Arrangements."


Purchasing Interests          The minimum initial investment in the Fund by an
                              investor is $100,000. Additional investments must be at least $25,000.

Distribution Policy           The Fund has no present intention of making
                              periodic distributions of its net income or gains, if any, to Members. The amount and times of distributions, if any, will be determined in the sole discretion of the Board. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income.

Limited Liquidity and         The Fund is a closed-end management investment
Transfer Restrictions         company. Closed-end funds differ from open-end
                              management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares or interests on a daily basis.

                              In addition, there is no public market for Interests and none is expected to develop. With very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund, as described below. If a Member attempts to transfer its Interest in violation of the LLC Agreement, the transfer will not be permitted and will be void. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the ownership of Interests having limited liquidity, and should be viewed as a long-term investment. See "Repurchases of Interests and Transfers--No Right of Redemption."

                              Interests generally may be held only through the Distributor or a broker, dealer or other financial institution that has entered into a selling agreement with the Distributor.

Repurchases of Interests      No Member has the right to require the Fund to
                              redeem its Interest. The Fund may from to time offer to repurchase Interests pursuant to written tenders by Members. Repurchases will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members as of June 30, 2003. Thereafter, the
                              Adviser expects that it generally will recommend to the Board that the Fund offer to repurchase
                              Interests from Members twice each year, effective as of June 30 and December 31 of each year.

                              The Board will consider the following factors, among others, in making its determinations with respect to the repurchase of Interests: (i) whether any Members have requested the repurchase of Interests by the Fund; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests.

                              The LLC Agreement provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase by the Fund of the Member's entire Interest has not been repurchased within a period of two years from the date of the request. See "Repurchases of Interests and Transfers--Repurchases of Interests."

Taxation Counsel to the Fund has rendered an opinion that the Fund will be treated as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel also has rendered its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

                              If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Fund or otherwise), the taxable income of the Fund would be subject to corporate income tax and any distributions of profits from the Fund would be treated as dividends. See "Taxes" and "SAI--Tax Aspects."

ERISA Plans and Other Tax-    Because the Fund may use leverage, investors
Exempt Entities               subject to the Employee Retirement Income Security
                              Act of 1974 ("ERISA") and other tax-exempt investors may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income.
                              The Fund is not designed for investment by charitable remainder trusts and, therefore, such trusts may not purchase Interests. See "SAI--Tax
                              Aspects" and "SAI--ERISA Considerations."

Risks and Special             An investment in the Fund involves substantial
Considerations                risks and special considerations, including the
                              following:

                                   .    Investing in the Fund can result in a
                                        loss of capital invested.

                                   .    Investments in securities of Technology
                                        Companies involve substantial risks.

                                   .    Because the Fund normally will invest
                                        primarily in the securities of companies engaged in the technology sector, the Fund's investments and its performance will be affected by risk factors particular to the technology sector, as well as general market and economic conditions affecting the securities markets generally.

                                   .    Because the Fund uses leverage and
                                        effects short sales and may use
                                        derivative transactions, an investment
                                        in the Fund may result in significant
                                        losses.

                                   . As a non-diversified investment company, there are no percentage limitations on the portion of the Fund's assets that may be invested in the securities of any one issuer. The Fund generally will not invest more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in a single company. Because the Fund is non-diversified, its investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broader range of issuers.

                                   .    The Fund is a newly formed entity and
                                        has no operating history on which
                                        investors can evaluate its performance.
                                        However, personnel of Alkeon, including
                                        Mr. Sparaggis, have substantial
                                        experience in managing investment
                                        portfolios, including other investment
                                        funds having investment strategies
                                        substantially similar to that of the
                                        Fund.

                                   . Interests in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest in the Fund for up to two years.

                                   .    The Incentive Allocation that may be
                                        debited from the capital account of each Member and credited to the Special Advisory Account of the Adviser may create an incentive for Alkeon to cause the Fund to make investments that are riskier or more speculative than would be the case in the absence of the Incentive Allocation.

                                   .    Because the Incentive Allocation is
                                        calculated on a basis that includes
                                        unrealized appreciation of the Fund's
                                        assets, the allocation may be greater
                                        than if it were based solely on realized gains.

                                   .    The Fund may invest a portion of its
                                        assets in the securities of foreign
                                        issuers. Investments in foreign
                                        securities are affected by risk factors
                                        generally not thought to be present in
                                        the U.S., including, among other things, increased political, regulatory, contractual and economic risk and exposure to currency fluctuations. Certain other types of investments, such as derivatives and illiquid investments, also involve particular risks.

                                   .    There are special tax risks associated
                                        with an investment in the Fund.

                                   .    The fees and performance-based
                                        allocations incurred by the Fund and
                                        Members are higher than those of most
                                        other registered investment companies.

                              In view of the risks noted above, an investment in the Fund should be considered speculative and investors should purchase Interests only if they can sustain a complete loss of their investment.

                              No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

                              See "Risk Factors."

                            SUMMARY OF FUND EXPENSES

               The following table illustrates the expenses, fees and performance-based allocations that the Fund expects to incur and that investors can expect to bear.


Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price) ......................    None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee ..............................................................    1.00%
     Other Expenses ..............................................................    1.58%/(1)/
     Total Annual Expenses
        (excluding Incentive Allocation) .........................................    2.58%

     Incentive Allocation ........................................................   20.00%/(2)/
        (as a percentage of net profits)


     (1) Includes organization expenses which will be borne by investors solely during the first twelve months of the Fund's operations. Other Expenses and Total Annual Expenses are estimated at 1.31% and 2.31%, respectively, for subsequent periods. See "Management of the Fund - Fund Expenses."


     (2) The Adviser is entitled to receive out of the net profits allocable to each Member a performance-based allocation of 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will be debited from each Member's capital account and credited to a capital account maintained solely for this purpose (the "Special Advisory Account"), and generally will be made as of the end of each calendar year (commencing December 31, 2002) and upon the repurchase of the Member's Interest (or any portion thereof). The Incentive Allocation will be made only with respect to net profits allocable to a Member that exceed any balance in the Member's Loss Recovery Account. See "Management of the Fund--Incentive Allocation."


               The purpose of the table above is to assist prospective investors in understanding the various costs, expenses and performance-based allocations investors in the Fund will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Fund average net assets of $75 million. For a more complete description of the various costs, expenses and performance-based allocations of the Fund, see "Management of the Fund."

                                                       Example 1
                                                       ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      -------       -------      --------
An investor would pay the
following expenses on a                     $   31      $    85       $   142      $    297
$1,000 investment (including
the Incentive Allocation),
assuming a 5% annual return:

                                                       Example 2
                                                       ---------

                                            1 Year      3 Years       5 Years      10 Years
                                            ------      -------       -------      --------
An investor would pay the
following expenses on a                     $4,642      $12,796       $21,350      $ 44,613
$150,000 investment (including
the Incentive Allocation),
assuming a 5% annual return:

               The examples are based on the annual expenses and Incentive Allocation set forth above. The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples. If the Fund's actual rate of annual return exceeds 5%, the dollar amounts of expenses (which for purposes of the examples are assumed to include the Incentive Allocation) could be significantly higher because of the Incentive Allocation.

                                  RISK FACTORS

               An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund invests in and actively trades securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other risks also are associated with an investment in the Fund, including risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

               Prospective investors should consider the following factors in determining whether an investment in the Fund is a suitable investment. However, the risks enumerated below should not be viewed as encompassing all of the risks associated with an investment in the Fund. Prospective investors should read this entire prospectus and the SAI and consult with their own advisers before deciding whether to invest. In addition, because the Fund's investment program may develop and change over time (subject to limitations imposed by applicable laws or by the Fund's investment policies and restrictions), an investment in the Fund may in the future be subject to additional and different risk factors.

INVESTMENT-RELATED RISKS

               Investing in Technology Companies. Because the Fund primarily will invest its assets in and effect short sales of securities of companies engaged in the technology sector, the Fund's investments and its performance will be affected by risk factors particular to the technology sector, as well as market and economic conditions affecting the securities markets generally.

               Investing in securities and other instruments of Technology Companies involves substantial risks. These risks include: the fact that many companies in the Fund's portfolio may have limited operating histories; rapidly changing technologies and products which may quickly become obsolete; cyclical patterns in information technology spending which may result in inventory write-offs, cancellation of orders and operating losses; scarcity of management, engineering and marketing personnel with appropriate training; the possibility of lawsuits related to technological patents; changing investors' sentiments and preferences with regard to technology sector investments (which are generally perceived as risky) with their resultant effect on the price of underlying securities; and volatility of the prices of technology company securities, which may cause the Fund's performance to experience substantial volatility.

               General Economic and Market Conditions. The success of the Fund's investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of the Fund's investments. Unexpected volatility or illiquidity could impair the Fund's profitability or result in losses.

               Highly Volatile Markets. The prices of derivative instruments, including swaps and options, can be highly volatile. Price movements of forward, swap and other derivative contracts in which the Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. The Fund is also subject to the risk of the failure of any exchanges on which its positions trade or of the clearinghouses for those exchanges.

               Risks of Securities Investments. All securities investing and trading activities involve the risk of loss of capital. Although Alkeon will attempt to moderate this risk, there can be no assurance that the Fund's investment activities will be successful or that Members will not suffer losses. The following discussion sets forth some of the more significant risks associated with securities of the types in which the Fund will invest:

               Equity Securities. A significant portion of the Fund's investment portfolio normally will consist of long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Fund also may invest in depositary receipts relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

               Fixed-Income Securities. The Fund may invest a portion of its assets in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and non-U.S. corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

               The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by Alkeon to be of comparable quality.

               The Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

               Non-U.S. Investments. The Fund may invest a portion of its assets in securities of non-U.S. companies and countries. Investing in these securities involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund's investment opportunities. In addition, accounting and financial reporting standards that prevail in foreign countries generally are not equivalent to U.S. standards and, consequently, less information is available to investors in companies located in such countries than is available to investors in companies located in the U.S. Moreover, an issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. There is also less regulation, generally, of the securities markets in foreign countries than there is in the U.S. In addition, unfavorable changes in a foreign currency exchange rate may adversely affect the U.S. dollar values of securities denominated in foreign currencies or traded in non-U.S. markets. The Fund may, but is generally not required to hedge against such risk, and there is no assurance that any attempted hedge will be successful.

               Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more mature markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems. Investments in issuers in emerging and developing markets may be subject to greater risks of government restrictions with respect to withdrawing the proceeds from sales of such investments. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments of developing countries may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies.

               Illiquid Investments. The Fund may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. Calculating the fair value of the Fund's illiquid investments may be difficult. The market prices, if any, for these securities tend to be volatile and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.


               Small and Mid Capitalization Stocks. A portion of the Fund's assets may be invested in securities of small and mid capitalization companies. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies included in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500"). The securities of small and mid capitalization companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small and mid capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Fund may be required to dispose of such securities over a longer (and potentially less favorable) period of time than is required to dispose of the securities of larger, more established companies. Investments in companies with limited operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

               The Fund may utilize a variety of special investment instruments and techniques to hedge its portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue its investment objective. These strategies may be executed through derivative transactions. Certain of the special investment instruments and techniques that the Fund may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

               Derivatives. Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by the Fund in the future that cannot be determined at this time or until such instruments are developed or invested in by the Fund. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

               Call and Put Options on Securities. There are risks associated with the purchase and sale of call and put options on securities. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

               Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Fund of options on stock indices will be subject to Alkeon's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

               Exchange Traded Funds. The Fund may invest in and sell short shares of exchange traded funds ("ETFs") and other similar instruments. These transactions will be used to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and hold a portfolio of common stocks designed to track the performance of a particular index. Instruments that are similar to ETFs represent beneficial ownership interests in specific baskets of stocks of companies within a particular industry sector or group. These securities also may be exchange traded, but unlike ETFs are not registered under the Investment Company Act. ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decrease, thereby affecting the value of the shares of the ETF or other instrument.

               Hedging Transactions. The Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors and forward contracts to seek to hedge against declines in the values of its portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events.

Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Fund to hedge against a change or event at a price sufficient to protect the Fund's assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Fund may enter into hedging transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity market generally or one or more sectors of the equity market in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity market or sectors being hedged or the non-occurrence of other events being hedged against may result in a poorer overall performance for the Fund than if the Fund had not engaged in any hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Fund may not seek to establish a perfect correlation between the hedging instruments being used and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to additional risk of loss.

               Counterparty Credit Risk. Many of the markets in which the Fund effects its transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent the Fund invests in swaps, derivative or synthetic instruments, or other over-the-counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of a contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single counterparty or small group of counterparties. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, Alkeon, with the intent to diversify, intends to monitor counterparty credit exposure of the Fund. The ability of the Fund to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

               Leverage; Interest Rates; Margin. The Fund is authorized to make margin purchases of securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund also may borrow money for temporary or emergency purposes or in connection with the repurchase of Interests. The Fund may also "leverage" by using options, swaps, forwards and other derivative instruments. Although leverage presents opportunities for increasing total investment return, it has the effect of potentially increasing losses as well. Any event that adversely affects the value of an investment, either directly or indirectly, held by the Fund could be magnified to the extent that leverage is employed. The cumulative effect of the use of leverage, directly or indirectly, in a market that moves adversely to the investments of the entity employing the leverage could result in a loss that would be greater than if leverage were not employed. In addition, to the extent that the Fund borrows funds, the rates at which it can borrow may affect the operating results of the Fund.

               In general, the anticipated use of short-term margin borrowings by the Fund results in certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Fund has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Fund could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value of the account. In the event of a precipitous drop in the value of the Fund's investments, the Fund might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

               Short Selling. The Fund may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss because the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

               The Fund may also effect short sales "against the box." These transactions involve selling short securities that are owned (or that the Fund has the right to obtain). When the Fund enters into a short sale against the box, it will set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.


               Actively Managed Portfolio. Although the Fund seeks long-term capital appreciation, the Fund may sell securities and other investments when deemed appropriate by Alkeon, without regard to how long they have been held. As a result, the Fund's portfolio turnover rate may be high. A high rate of portfolio turnover means that the Fund will incur higher brokerage commissions, which will reduce the Fund's investment returns, and may result in short-term gains that will be taxable to Members.

GENERAL RISKS

               Lack of Operating Histories. The Fund and the Adviser are newly formed entities that have no operating histories that investors can use to evaluate their anticipated investment performance. As discussed below, however, Mr. Panayotis ("Takis") Sparaggis and other personnel of Alkeon responsible for managing the Fund's investment portfolio have substantial experience in managing investment portfolios. In addition, Mr. Sparaggis, the portfolio manager of the Fund, has experience in managing other investment funds having investment strategies substantially similar to that of the Fund.

               Non-Diversified Status. The Fund is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the Investment Company Act, on the portion of the Fund's assets that may be invested in the securities of any one issuer. The portfolio of the Fund may therefore be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Fund generally will not invest more than 15% of the value of its total assets (unleveraged and measured at the time of purchase) in the securities of any one issuer.

               Incentive Allocation. The special allocation of 20% of net profits to the Special Advisory Account (as defined below) of the Adviser may create an incentive for the Adviser to cause the Fund to make investments that are riskier or more speculative than those that might have been made in the absence of such arrangements. In addition, because the allocation is calculated on a basis that includes realized and unrealized appreciation, these allocations may be greater than if they were based solely on realized gains. See "Management of the Fund--Incentive Allocation."


               Limited Liquidity; In-kind Distributions. An investment in the Fund provides only limited liquidity because Interests may be held only through the Distributor or a broker, dealer or other financial institution that has entered into a selling agreement with the Distributor, and Members will not be able to redeem Interests on a daily basis because the Fund is a closed-end fund. In addition, with very limited exceptions, Interests are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members twice each year. However, there is no requirement that repurchase offers be made and it is possible that any repurchase offer that is made will be over-subscribed, in which event the Fund will purchase only a pro rata portion of the Interest (or portion of an Interest) tendered by each Member. The Fund will be dissolved if any Member has submitted a written request to the Fund for the repurchase of the Member's Interest and that Interest is not repurchased by the Fund within two years. A member may thus not be able to liquidate an investment in the Fund for a period of up to two years. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of Interests, and should be viewed as a long-term investment.


               Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Alkeon would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Alkeon intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

               The Fund expects generally to distribute cash to the holders of Interests that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. Although the Fund does not generally intend to make distributions in-kind, under the foregoing circumstances, and in other unusual circumstances where the Board determines that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase, Members may receive in-kind distributions of investments from the Fund's portfolio (valued in accordance with the Fund's valuation policies) in connection with the repurchase of Interests by the Fund. Any such distributions will be made on the same basis to all Members in connection with any particular repurchase offer. In addition, a distribution may be made partly in cash and partly in-kind. An in-kind distribution may consist of securities that are not readily marketable and may be subject to restrictions on resale. Members receiving an in-kind distribution will incur costs, including commissions, in disposing of securities that they receive, and in the case of securities that are not readily marketable, Members may not be able to sell the securities except at prices that are lower than those at which the securities were valued by the Fund or without substantial delay. For these various reasons, an investment in the Interests is suitable only for sophisticated investors. See "Repurchases of Interests and Transfers."

               Banking Regulation. The Adviser and BAA are affiliates of Bank of America Corporation ("BAC") and Bank of America, N.A. ("BofA"). BAC and BofA are subject to regulation under the U.S. banking laws, including for BAC and certain affiliates, the Bank Holding Company Act of 1956, as amended (the "BHC Act") (collectively, the "Banking Laws"), and to regulation by U.S. bank regulatory agencies, including, as appropriate, the Board of Governors of the Federal Reserve and the Office of the Comptroller of the Currency. These Banking Laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions and relationships between BAC, BofA and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investments and transactions by the Fund.

               Conflicts of Interest. The Adviser, BAA, Alkeon and their respective affiliates provide investment advisory and other services to various clients. In addition, investment professionals associated with the Adviser, BAA or Alkeon may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser, BAA, Alkeon and their affiliates, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, the Adviser, BAA and Alkeon and the investment professionals who will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating investment opportunities, and their time, between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

               There may be circumstances under which Alkeon will cause one or more Other Accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets it commits to such investment. There also may be circumstances under which Alkeon purchases or sells an investment for its Other Accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for one or more Other Accounts. However, it is the policy of Alkeon that: investment decisions for the Fund and Other Accounts be made based on a consideration of their respective investment objectives and policies, and of other needs and requirements affecting each account that they manage; and investment transactions and opportunities be fairly allocated among their clients, including the Fund.

               The Adviser, Alkeon and their affiliates may have interests in Other Accounts they manage which differ from their interests in the Fund and may manage such accounts on terms that are more favorable to them than the terms on which they manage the Fund. In addition, the Adviser, Alkeon and their affiliates may charge fees to Other Accounts that are lower than the fees and Incentive Allocation to which the Fund and its Members are subject.

               Under the Banking Laws and the rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies, the Adviser and BAA and their affiliates are subject to restrictions on the transactions that they may make with the Fund, and their restrictions may affect the investments made by the Fund.

               Affiliates of the Adviser and BAA may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. In addition, affiliates of the Adviser and BAA may provide investment banking and other services to such issuers. In making investment decisions on behalf of the Fund, Alkeon does not obtain or use material inside information that may be in the possession of affiliates of the Adviser or BAA.


               Brokerage firms affiliated with the Adviser or Alkeon also may act as brokers in effecting portfolio transactions for the Funds and will be paid brokerage commissions in connection with those transactions, subject to applicable regulations.


               Tax Risks. A noncorporate Member's share of the Fund's investment expenses (including, but not limited to, the Management Fee) may be subject to certain limitations on deductibility for regular Federal income tax purposes. Such expenses may be completely disallowed for purposes of determining whether the noncorporate Member's alternative minimum tax liability will apply. See "SAI--Tax Aspects."

               Distributions to Members and Payment of Tax Liability. The Fund does not intend to make periodic distributions of its net income or gains, if any, to Members. Whether or not distributions are made, Members will be required each year to pay applicable Federal, state and local income taxes on their respective shares of the Fund's taxable income, and may have to pay applicable taxes from other sources. The amount and times of any distributions will be determined in the sole discretion of the Board. See "Taxes."

               Considerations for ERISA Plans and Other Tax-Exempt Entities. Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other tax-exempt entities, including employee benefit plans, Individual Retirement Accounts and 401(k) and Keogh Plans, may purchase Interests. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the U.S. Internal Revenue Code of 1986, as amended. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations" in the SAI. Because the Fund may use leverage, a tax-exempt investor may incur income tax liability to the extent the Fund's transactions are treated as giving rise to unrelated business taxable income. See "SAI--Tax Aspects." The Fund is not designed for investment by charitable remainder trusts. For this reason, charitable remainder trusts may not purchase Interests.

               Dependence on Key Personnel. In the event of the loss of key personnel of Alkeon, including Mr. Sparaggis, for any reason, there could be a material disruption to the investment program of the Fund. If any such event were to occur, the Adviser will promptly assess whether it is able to provide substantially the same services provided by Alkeon through reliance on its own resources, on other parties or both.

                                 USE OF PROCEEDS


               The Fund expects that the proceeds from the sale of Interests, net of the Fund's organization costs, offering costs and fees and expenses, will be invested in accordance with the Fund's investment program within one month after receipt of such proceeds by the Fund.


                  INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

THE FUND'S OBJECTIVE AND POLICIES


               The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. No assurance can be given that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without the approval of Members.


               Except as otherwise stated in this prospectus or in the SAI, the investment policies and restrictions of the Fund are not fundamental and may be changed by the Board. In the unlikely event that the Board determines at some time in the future to change the investment objective of the Fund, Members will be given notice of such change. The Fund's fundamental investment restrictions are listed in the SAI. Its principal investment policies and strategies are discussed below. The Fund may change any investment policies and strategies that are not fundamental, if the Board believes doing so would be consistent with the Fund's investment objective.

THE FUND'S INVESTMENT PROGRAM


               The Fund pursues its investment program by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services,
(ii) companies which may benefit from, or to be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon believes will be affected by technological events and advances ("Technology Companies"). Examples of the types of industries in which the Fund may invest are: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); life sciences (including pharmacology and biotechnology); networking; semiconductors; and telecommunications (including equipment makers and service providers).


               The Fund's investment program will focus on investing in the equity securities of Technology Companies that Alkeon believes are well positioned to benefit from demand for their products or services. For example, the Fund will seek investments in companies that can benefit from trends in various sectors of the technology market such as: deregulation of global markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the use of semiconductor technology in applications that involve extensive computation; pharmaceutical advances resulting from biotechnological innovations; increasingly complex media applications; and advances and innovations in industrial technologies, business services and material sciences.

               The Fund's investment program will also involve effecting short sales of securities to seek profits from declines in the prices of the securities of Technology Companies that Alkeon believes are likely to decline in value as a result of changes in technology or other factors. Alkeon may determine to sell a security short based on its consideration of various factors, including the nature of a company's products, an assessment of the skills and capabilities of the company's management and the likelihood that technological developments or other trends will adversely affect the company's revenues and prospects.

               The Fund's portfolio is expected to include long and short positions in equity securities of U.S. and non-U.S. companies. Equity securities include common and preferred stocks and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights. The Fund also may invest in debt securities, swaps, swaptions, and other derivative instruments, such as forward contracts and options on stock indices, and structured equity-related products, including shares of exchange traded funds and similar investments. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage by purchasing securities on margin as part of its investment program. The Fund may use all or any of these investment techniques and instruments to pursue its investment objective or for hedging purposes. The use of these investment techniques and instruments and, in particular, the use of short sales and leverage, involve certain risks.


               During periods of adverse market conditions in the technology sector or in the equity securities markets generally, as determined by Alkeon, the Fund may temporarily invest all or any portion of its assets in equity securities of non-technology related issuers or in high quality fixed-income securities, including money market instruments, in shares of money market funds or hold its assets as cash. The Fund also may invest in money market instruments or hold cash for liquidity purposes.


               Although the Fund will invest primarily in marketable securities, up to 15% of the value of its net assets may be invested in securities and other investments that are illiquid.

               Alkeon primarily will rely on investment research and fundamental analysis of company financial data in seeking to identify investment opportunities for the Fund. The research process may include company visits, management interviews, updating of valuation models, review and analysis of published research, and discussions with industry sources. Mr. Panayotis ("Takis") Sparaggis, the managing member and controlling person of Alkeon, will serve as the portfolio manager of the Fund. It is expected that Mr. Sparaggis and Alkeon will pursue an investment strategy for the Fund that is substantially similar to the investment strategy that has been used by Alkeon in managing the portfolios of certain other accounts advised by Alkeon or its personnel.

BORROWING; USE OF LEVERAGE

               The Fund is authorized, subject to any policies of the Board, to make margin purchases of securities and to borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage", is speculative and involves certain risks. See "Risk Factors--Leverage; Interest Rates; Margin."

               The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The Asset Coverage Requirement will apply to borrowings by the Fund, as well as to other transactions by the Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund must: (1) observe the Asset Coverage Requirement; (2) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (3) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities. The Fund's investments in derivatives can create economic leverage which is not subject to the Asset Coverage Requirement, but involve risks similar to the use of leverage.

SHORT SELLING

               The Fund may sell securities short. To effect a short sale, the Fund will borrow the security from a brokerage firm, or other permissible financial intermediary, and make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Fund, which could result in a loss or gain, respectively. The use of short sales is a speculative practice and involves significant risks. See "Risk Factors--Short Selling."

DERIVATIVES

               The Fund may use financial instruments, known as derivatives, for purposes of hedging portfolio risk and for non-hedging purposes. Examples of derivatives include stock options, index options, swaps and forward contracts. Transactions in derivatives involve certain risks. See "Risk
Factors--Derivatives."

SHORT-TERM AND DEFENSIVE INVESTMENTS

               The Fund will invest its cash reserves in high quality fixed-income securities. These investments may include money market instruments and other short-term debt obligations, shares of money market mutual funds, and repurchase agreements with banks and broker-dealers. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a significant portion of its assets in these securities or hold cash. This could prevent the Fund from achieving its investment objective. Repurchase agreements involve certain risks that are described in the SAI.

                             PERFORMANCE INFORMATION


               Appendix B contains composite investment performance information for accounts that have been managed by Mr. Panayotis ("Takis") Sparaggis, the portfolio manager of the Fund, in accordance with an investment strategy that is substantially similar to the Fund's investment strategy. The performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by the individual who will be responsible for managing the Fund's assets. It should not be viewed as indicative of the future investment performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance chart in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS. Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's expenses. The performance data used in the calculation of the composite was provided by Alkeon.


                             MANAGEMENT OF THE FUND

GENERAL

               The Fund's Board provides broad oversight over the operations and affairs of the Fund. A majority of the Board is comprised of persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund ("Independent Managers").

               BACAP Advisory Partners, LLC serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a newly formed Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"). The Adviser is located at 101 South Tryon Street, Charlotte, NC 28255.

               Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. Banc of America Advisors, LLC, a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation, is the managing member of the Adviser. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its members or affiliates to act as a sub-adviser and provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Alkeon, a non-managing member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.


               In consideration of services provided by the Adviser, the Fund will pay the Adviser a fee (the "Management Fee") computed and paid monthly at the annual rate of 1.00% of the aggregate value of outstanding Interests determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocations). In addition, the Adviser is entitled to be the special advisory member of the Fund (the "Special Advisory Member") and to receive in such capacity a performance-based incentive allocation that is determined as a percentage of the net profits otherwise allocable to each Member and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). See "Management of the Fund--Incentive Allocation."

               Alkeon Capital Management, LLC is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act. Mr. Sparaggis is the controlling person of Alkeon. Pursuant to a sub-advisory agreement with the Adviser, Alkeon has been retained by the Adviser to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Alkeon will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund.

               Alkeon commenced its operations on January 1, 2002 and currently employs nine investment and trading professionals. Until December 31, 2001, the personnel of Alkeon were employed by another investment advisory firm and managed assets for clients of that firm, including the assets of a closed-end investment company. Alkeon continues to manage approximately $700 million of assets for clients of the advisory firm at which its personnel were employed. Alkeon is located at 350 Madison Avenue, 9th Floor, New York, New York 10017. The Adviser's retention of Alkeon and the sub-advisory agreement were approved by the Board and were also approved by the Adviser as the sole initial Member. Alkeon is an independent investment adviser that is not affiliated with BAA.

               In consideration of services provided by Alkeon, the Adviser will pay Alkeon a sub-advisory fee computed and paid monthly at the annual rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocations). This fee is paid by the Adviser and not by the Fund. As a non-managing member of the Adviser, Alkeon also will be entitled to share in the revenues of the Adviser.


PORTFOLIO MANAGER


               Mr. Panayotis ("Takis") Sparaggis will serve as the portfolio manager of the Fund. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with

CIBC World Market Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was responsible for OIA's MidCap Managed Account Portfolios, which had approximately $100 million of assets under management. In addition, since December 1997, Mr. Sparaggis has served as the portfolio manager of various investment funds on behalf of CIBC Oppenheimer Advisers, Inc. He continues to serve in such capacity for funds having net assets of approximately $700 million as of January 2002. From 1993 until joining Oppenheimer & Co., Inc., Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.


               Mr. Sparaggis, who is 35, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He received an IBM Fellowship in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

               Mr. Sparaggis carries on substantial investment activities for advised accounts other than the Fund and serves as portfolio manager or in a similar capacity for other investment funds with investment programs similar to that of the Fund.

INCENTIVE ALLOCATION


               The Adviser is entitled to receive out of the net profits allocable to each Member a performance-based allocation of 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (an "Incentive Allocation"). The Incentive Allocation will be debited from each Member's capital account and credited to the Special Advisory Account, and generally will be made as of (i) the end of each calendar year (commencing December 31, 2002) and (ii) the day as of which the Fund repurchases the Interest of a Member (or any portion thereof), (iii) the day as of which the Fund admits as a substitute Member a person to whom the Interest of the Member (or any portion thereof) has been transferred or (iv) the day as of which the Advisory Agreement is terminated. The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account" (as described below) established for the Member.

               If a portion of a Member's Interest (rather than the entire Interest) is repurchased by the Fund as of a date other than the end of a calendar year, the Incentive Allocation will be made only with respect to a pro rata portion of any net profits allocable to the Member, based upon the percentage portion of the Interest that is repurchased. In that event, a pro rata portion of any balance in the Member's Loss Recovery Account (based upon the percentage portion of the Interest that is repurchased) will be deemed attributable to the portion of the Interest repurchased, and a corresponding reduction in the remaining balance of the Member's Loss Recovery Account will be made.

               The Loss Recovery Account is a memorandum account with respect to each Member that has an initial balance of zero. As of the first day after the close of each period for which the Incentive Allocation is to be determined, the balance of the account is adjusted in the manner provided in the limited liability company agreement of the Fund (the "LLC Agreement") to increase the balance to reflect net losses allocated to the Member and to decrease the balance (but not below zero) to reflect any net profits allocated to the Member. The Loss Recovery Account operates to assure that a Member is not subject to the Incentive Allocation on net profits except to the extent they exceed prior net losses.


               The Adviser will be required to withdraw the full amount of all Incentive Allocations (computed on the basis of unaudited data) within 30 days after the date on which any Incentive Allocation is credited to the Special Advisory Account.


               The Incentive Allocation presents risks that are not present in funds without an incentive allocation. See "Risk Factors--Incentive Allocation." The overall fees and expenses of the Fund, together with the Incentive Allocation borne by Members will be higher than the fees and expenses of most other registered investment companies, but generally will be similar to those of many private investment funds and certain other registered investment companies with investment programs similar to those of the Fund. Very few advisers of registered investment companies receive incentive allocations similar to the Incentive Allocation.

ADMINISTRATION, ACCOUNTING, AND OTHER SERVICES


               PFPC Inc. ("PFPC") provides various administration, fund accounting, investor accounting and taxation services to the Fund. In consideration of these services, the Fund will pay PFPC a monthly fee computed at the annual rate of 0.10% of the Fund's average daily net assets (subject to a monthly minimum fee of $8,333), with lower rates applicable with respect to that portion of the Fund's average daily net assets in excess of $250 million, plus an annual fee of $15,000 for tax reporting services. The Fund will also reimburse PFPC for certain out-of-pocket expenses. PFPC will also provide transfer agent services to the Fund and will be paid a separate fee for those services. The principal business address of PFPC is 103 Bellevue Parkway, Wilmington, Delaware 19809.


CUSTODIAN


               PFPC Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The principal business address of the Custodian is 8800 Tinicum Boulevard, 3/rd/ floor, Philadelphia, Pennsylvania 19153.



FUND EXPENSES


               The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:

               . all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

               . all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws;

               . the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;

               . the fees and disbursements of Fund counsel, legal counsel to the Independent Managers, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;

               .    the Management Fee;

               . the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund;

               . the costs of a fidelity bond and any liability insurance obtained by the Fund;

               . all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

               .    such other expenses as may be approved by the Board.

               Members, as investors in the Fund, will indirectly bear the Fund expenses described above. In addition, Member's capital accounts will be subject to the Incentive Allocation.

               The Fund's organization expenses will be borne by the Fund and are estimated at $143,000. In addition, the Fund will bear certain offering costs, not to exceed $189,000, associated with the initial offering of Interests, which will be charged directly to capital upon the initial sale of Interests. Before a change to the guidelines issued by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize its organization expenses over a 60-month period. Because of that change, however, the organization expenses now must be expensed as incurred. In order to achieve a more equitable distribution of the impact of organization and initial offering expenses among Members, an initial allocation of these expenses will be made as of the first date on which capital contributions of Members are made. These allocations will thereafter be adjusted as of each date during the one year period following commencement of the Fund's operations that additional capital is contributed to the Fund by Members. This procedure generally will result in a final allocation of the Fund's organization and initial offering expenses among Members based on the percentage that a Member's contributed capital to the Fund bears to the total capital contributed to the Fund through June 30, 2003. Offering costs cannot be deducted by the Fund or Members for tax purposes.


                             INVESTOR QUALIFICATIONS


               Interests are being offered only to investors that are "Qualified Clients." Currently, Qualified Clients include: (i) natural persons and companies (other than investment companies) that represent that they have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) persons who have at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund; (iii) persons who are "qualified purchasers" as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are offered only to investors that are U.S. persons for Federal income tax purposes, as defined below, and may not be purchased by charitable remainder trusts. You must complete and sign an investor certification that you meet these requirements before you may invest in the Fund. The form of this investor certification is contained in Appendix A of this prospectus. The Fund will not be obligated to sell through brokers, dealers or other financial institutions any Interests that have not been placed with Qualified Clients that meet all applicable requirements to invest in the Fund. The Fund reserves the right to reject any order for the purchase of an Interest and may, in its sole discretion, suspend the offering of Interests at any time.


               A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Internal Revenue Code of 1986, as amended (the "Code")); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

                     REPURCHASES OF INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

               No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Fund to redeem that Interest or any portion thereof. There is no public market for Interests, and none is expected to develop. With very limited exceptions, Interests are not transferable and liquidity will be provided only through limited repurchase offers that will be made from time to time by the Fund. Any transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below. For information on the Fund's policies regarding transfers of Interest, see "Repurchases and Transfers of Interests--Transfers of Interests" in the SAI.

REPURCHASES OF INTERESTS


               The Fund expects that it will, from time to time, make offers to repurchase outstanding Interests pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests.


               In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of the Adviser. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from investors as of June 30, 2003, and thereafter, twice each year, effective as of June 30 and December 31 of each year. The LLC Agreement provides that the Fund will be dissolved if the Interest of any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, for repurchase of its Interest, has not been repurchased by the Fund within a period of two years from the date of the request. See "Repurchases and Transfers of Interests--Repurchase Offers" in the SAI. The Board also will consider the following factors, among others, in making its determination:

               . whether any Members have requested the repurchase of Interests or portions thereof by the Fund;

               .    the liquidity of the Fund's assets;

               . the investment plans and working capital requirements of the Fund;

               . the relative economies of scale with respect to the size of the Fund;

               . the history of the Fund in repurchasing Interests or portions thereof;

               .    the economic condition of the securities markets; and

               . the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

               The Board will determine that the Fund repurchase Interests or portions thereof from Members pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, notice of that offer will be provided to each Member describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open.


                When Interests are repurchased by the Fund, Members will generally receive cash distributions equal to the value of the Interests (or portion of the Interest) repurchased. However, in the sole discretion of the Fund, the proceeds of repurchases of Interests may be paid by the in-kind distribution of securities held by the Fund, or partly in cash and partly in-kind. The Fund does not expect to distribute securities in-kind except in unusual circumstances, such as in the unlikely event that the Fund does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Interests for repurchase. In the event that the Fund distributes securities in-kind, it is expected that all Members whose Interests are being repurchased will receive the same proportion of their respective distributions on an in-kind basis. See "Risk Factors--Limited Liquidity; In-kind Distributions." Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Interests or portions thereof from Members.

               A Member that tenders all or part of its Interest may have a taxable event when the Interest is repurchased. Gain, if any, will be recognized by a tendering Member only as and after the total proceeds received by the Member exceed the Member's adjusted tax basis in the Interest. A loss, if any, will be recognized only upon tendering its entire Interest and only after the Member has received full payment under the promissory note that will be given to the Member prior to the Fund's payment of the repurchase amount. The Incentive Allocation will be made if a Member's Interest (or a portion of an Interest) is repurchased by the Fund as of a date other than the end of the calendar year. See "Management of the Fund - Incentive Allocation."


REPURCHASE PROCEDURES

               The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined as of a specified valuation date (the "Valuation Date"), which will be the same date as the expiration date of the tender offer or shortly thereafter, and will be based on the net asset value of the Fund's assets as of the Valuation Date, after giving effect to all allocations to be made as of that date to the Member's capital account, including any Incentive Allocation. Payment of the purchase price pursuant to a tender of Interests or portions thereof will consist of: (i) cash and/or securities (valued at net asset value in accordance with the LLC Agreement and distributed to tendering Members on a pari passu basis) in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the Interests tendered, determined as of the Valuation Date (the "Initial Payment"); and (ii) a promissory note (the "Note") that is not expected to bear interest and is not transferable, entitling the holder thereof to a contingent payment equal to the excess, if any, of (a) the net asset value of the Interests tendered as of the Valuation Date, determined based on the audited financial statements of the Fund, over (b) the Initial Payment. The Initial Payment will be made promptly after the Valuation Date in accordance with the terms of the written offer from the Fund to repurchase the Interests. This amount will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). The Note would be delivered to the tendering Member promptly after the expiration date and would be payable in cash promptly after completion of the annual audit of the Funds' financial statements.


               A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of at least $100,000, net of the amount of the Incentive Allocation, if any, that will be debited from the capital account of the Member as of the Valuation Date. If a Member tenders a portion of an Interest and the repurchase of that portion (net of any Incentive Allocation) would cause the Member's capital account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member.


               Repurchases of Interests by the Fund are subject to certain regulatory requirements imposed by the rules of the Securities and Exchange Commission.

MANDATORY REDEMPTION BY THE FUND

               The LLC Agreement provides that the Fund may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Fund to be in violation of certain laws; continued ownership of the Interest may adversely affect the Fund; any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or it would be in the best interests of the Fund to repurchase the Interest or a portion thereof.

                         CALCULATION OF NET ASSET VALUE

               The net asset value of the Fund will be computed as of the close of business on the last day of each "fiscal period" (as defined under "Capital Accounts" below). The Fund's net asset value is the value of the Fund's assets less its liabilities. In computing net asset value, the Fund will value its investments at market value, if market quotations are readily available. Investments for which market quotations are not readily available and other assets and liabilities will be valued at fair value as determined in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

               With respect to securities whose market value is not readily available, prospective investors should be aware that the determinations by the Board of the fair value of such securities are subject to inaccuracies. Further, the Board's valuation of such securities could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

                                CAPITAL ACCOUNTS

GENERAL


               The Fund will maintain a separate capital account for each Member, which will have an opening balance equal to the Member's initial contribution to the capital of the Fund (i.e., the amount of the investment less any applicable sales load). Each Member's capital account will be increased by the amount of any additional contributions by the Member to the capital of the Fund, plus any amounts credited to the Member's capital account as described above with respect to organization and initial offering expenses or as described below.

Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Member's Interest, or portion thereof, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described above with respect to organization and initial offering expenses ( see "Fund Expenses") or as described below.


               Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of (i) the last day of each fiscal year, (ii) the day preceding the date as of which any contribution to the capital of the Fund is made, (iii) any day as of which the Fund repurchases any Interest (or portion thereof) of any Member, or (iv) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

               The Special Advisory Account is a capital account in the Fund that is maintained solely for the purpose of receiving the Incentive Allocation and no other allocations of profits, losses or other items are made to or from such account. Any balance in the Special Advisory Account will not be considered in determining the investment percentages of Members.


ALLOCATION OF NET PROFITS AND LOSSES; ALLOCATION OF ONGOING OFFERING COSTS

               Net profits or net losses of the Fund for each fiscal period will be allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with Members' respective investment percentages for the period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including, for the first year of the Fund's operations, organization and initial offering expenses) during a fiscal period), before giving effect to any repurchases by the Fund of Interests (or portions thereof), and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. As of the end of each calendar year and as of such other times specified by the LLC Agreement, any Incentive Allocation to be made from net profits otherwise allocable to a Member will be debited from the capital account of the Member and credited to the Special Advisory Account. See "Management of the Fund--Incentive Allocation." Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be allocated and charged to the capital accounts of Members pro rata in accordance with their respective investment percentages for the period.


               Allocations for Federal income tax purposes generally will be made among Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior taxable years. Under the LLC Agreement, the Adviser has the discretion to allocate specially an amount of the Fund's capital gains, including short-term capital gain, for Federal income tax purposes to the Special Advisory Member and to a Member whose entire Interest is repurchased (a "Withdrawing Member"), in either case to the extent that the capital account balance of the Special Advisory Member or the Withdrawing Member exceeds the Federal income tax basis in their respective Interests.

ALLOCATION OF SPECIAL ITEMS

               Withholding taxes or other tax obligations incurred by the Fund that are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Fund paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess.


               Generally, any expenditures payable by the Fund, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were incurred by the Fund.


RESERVES

               Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund. Reserves will be in such amounts (subject to increase or reduction) which the Fund may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those Members who are Members at the time when the reserve is created, increased or decreased, as the case may be; provided, however, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those Members who were Members at the time, as determined by the Fund, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

VOTING

               Each Member will have the right to cast a number of votes based on the value of the Member's capital account relative to the value of the capital accounts of all Member at any meeting of Members called by the Board or investors holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the election of the members of the Board, the approval of the

Advisory Agreement and the approval of the Fund's independent auditors, in each case to the extent that voting by shareholders is required by the Investment Company Act. Except for the exercise of their voting rights, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                      TAXES

               The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

               This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

               EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

               In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of this prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations


               Classification of the Fund. The Fund has received an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.


               Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.


               The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also has rendered its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.


               Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

               As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.


               Ernst & Young LLP has advised the Fund that the North Carolina activities of the Fund may cause it to be considered to be doing business in that State. Therefore, nonresident Members could be subject to North Carolina tax on their portion of the Fund's income that is considered North Carolina source. For a more detailed discussion of certain aspects of the income taxation of the Fund and its investments under Federal, state and local law, see "Tax Aspects" in the SAI.

                            DISTRIBUTION ARRANGEMENTS

GENERAL


               The Distributor acts as the distributor of Interests on a best efforts basis, subject to various conditions, pursuant to the terms of a Distribution Agreement entered into with the Fund. Interests may be purchased through the Distributor or through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Fund is not obligated to sell through a broker, dealer or other financial institution any Interests that have not been placed with Qualified Investors that meet all applicable requirements to invest in the Fund. The Distributor maintains its principal office at 100 South Tryon Street, Charlotte, NC 28255, and is an affiliate of the Adviser.

               Interests are being offered in an initial offering. The Distributor expects to deliver Interests purchased in the initial offering on or about August 1, 2002, or on such earlier or later date as the Distributor may determine. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis, or at such other times as may be determined by the Board.


               Neither the Distributor nor any other broker, dealer or other financial institution is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial offering. The Distributor does not intend to make a market in Interests. The Fund has agreed to indemnify the Distributor and its affiliates and certain other persons against certain liabilities under the Securities Act of 1933, as amended.


               No compensation will be paid by the Fund to the Distributor or to brokers, dealers or other financial institution in connection with the sale of Interests to investors. However, the Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. Payments by the Adviser to the Distributor and such other entities will be made on a continuing basis and will be determined based upon a formula that takes into account the value of Interests held by their respective customers as well as the investment results attributable to those Interests, subject to the limitation that the payments not exceed on an annual basis an amount equal to 0.375% of the value of those Interests (determined monthly), plus 30% of any Incentive Allocation received by the Adviser with respect to those Interests. It is expected that sales representatives of the Distributor and brokers, dealers and other financial institutions who sell interests to their customers will share in this compensation.


PURCHASE TERMS


               Interests are being offered only to Qualified Investors that meet all requirements to invest in the Fund. The minimum initial investment in the Fund by an investor is $100,000. Subsequent investments must be at least $25,000. These minimums may be modified by the Fund from time to time.



               Investor funds will not be accepted until the registration statement to which this prospectus relates is declared effective. All investor funds for the initial closing of the sale of Interests, and for closings of subsequent offerings, will be deposited in an escrow account maintained by PFPC, as escrow agent, at PNC Bank, for the benefit of the investors. Funds held in the escrow account may be invested in high quality, short-term investments, and any interest earned on the funds will be paid to investors on the date Interests are issued. The full amount of an investment is payable in federal funds, which must be received by the Fund's escrow agent not later than fourteen calendar days prior to the beginning of a month if payment is made by check or four business days prior to the beginning of a month if payment is sent by wire or via NSCC.


          Before an investor may invest in the Fund, the Distributor or the investor's sales representative will require a certification from the investor that it is a Qualified Investor and meets other requirements for investment, and that the investor will not transfer its Interest except in the limited circumstances permitted under the LLC Agreement. The form of investor certification that each investor will be asked to sign is contained in Appendix A of this prospectus. An investor's certification must be received by the Distributor, along with its payment as described above, otherwise an Investor's order will not be accepted.

          The LLC Agreement is contained in Appendix C of this prospectus. Each new investor will agree to be bound by all of its terms by executing the investor certification form.

                               GENERAL INFORMATION

          The Fund is registered under the Investment Company Act as a closed-end, non-diversified management investment company. The Fund was formed as a limited liability company under the laws of the State of Delaware on March 6, 2002 and has no operating history. The Fund's address is 101 South Tryon Street, Charlotte, NC 28255.

                          TABLE OF CONTENTS OF THE SAI


INVESTMENT POLICIES AND PRACTICES ...........................................  1

REPURCHASES AND TRANSFERS OF INTERESTS ......................................  9

BOARD OF MANAGERS ........................................................... 11

INVESTMENT ADVISORY SERVICES ................................................ 14

CONFLICTS OF INTEREST                                                         18

TAX ASPECTS ................................................................. 21

ERISA CONSIDERATIONS ........................................................ 35

BROKERAGE ................................................................... 37

VALUATION OF ASSETS ......................................................... 38

INDEPENDENT AUDITORS AND LEGAL COUNSEL ...................................... 39

CUSTODIAN ................................................................... 39

CONTROL PERSONS ............................................................. 39

SUMMARY OF LLC AGREEMENT .................................................... 39

FUND ADVERTISING AND SALES MATERIAL ......................................... 42

FINANCIAL STATEMENTS ........................................................ 43

                                                                      APPENDIX A

                             INVESTOR CERTIFICATION

     I hereby certify that I am: (A) a natural person, who either individually or together with my spouse has a net worth in excess of $1.5 million (the "Net Worth Requirement"); (B) an irrevocable trust that meets the Net Worth Requirement; (C) a revocable trust and each grantor of the trust meets the Net Worth Requirement; (D) an employee benefit plan (a "Plan") that meets the Net Worth Requirement; (E) a participant-directed Plan and the person making the investment meets the Net Worth Requirement; (F) a corporation, partnership, limited liability company or other entity that meets the Net Worth Requirement that is not (i) a registered investment company, (ii) an entity which is excluded from the definition of Investment Company under Section 3(a) of the Investment Company Act of 1940 based on Section 3(c)(1) because it is a non-publicly offered entity whose securities are beneficially owned by not more than 100 persons, or (iii) a business development company; or (G) an entity referred to in clause F(i), (ii) or (iii) above, not formed for the specific purpose of investing in the Fund and each equity owner meets the Net Worth Requirement. I am not a charitable remainder trust.

     As used herein, "net worth" means the excess of total assets at fair market value, including home, less total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property (e.g., mortgage loans, equity lines, etc.), or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

     I understand that it may be a violation of state and federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment.

     I am aware of the Fund's incentive allocation and limited provisions for transferability and withdrawal and have carefully read and understand the "Incentive Allocation" and "Repurchases of Interests and Transfers" provisions in the prospectus.


     If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

     I understand that Bank of America, N.A. and/or certain of its affiliates provide services to the Fund for which they are compensated. I further understand that brokers, dealers and other financial institutions involved in the distribution of interests in the Fund, including Bank of America, N.A. and its affiliates, may receive compensation from the Fund's investment adviser in connection with the sale and servicing of interests in the Fund, and that any sales representative may share in this compensation.



     I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify BACAP Advisory Partners, LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.


     By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Limited Liability Company Agreement (the "Agreement"), including its Power of Attorney provisions, a form of which is set forth in Appendix A to the prospectus. I have read the Agreement and, to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.



__________________________________     ______________________________________
Signature                              Date

                Certification of Non-Foreign Status and Form W-9

     I certify that I am a U.S. person and that I am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number, home address (in the case of an individual) and business address (in the case of an entity), as they appear below, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

_____________________________________    _____________________________________
Signature                                Date


_____________________________________
Name of Investor

_____________________________________
Social Security No./Tax I.D. Number

     Residence (if an individual) or Principal Place of Business (if an entity) Address (No P.O. Boxes Please):

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

     [ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ][ ]

____________________________
* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                                                      APPENDIX B

                             PERFORMANCE INFORMATION

                 COMPOSITE PERFORMANCE RECORD OF ALKEON ACCOUNTS
                          (THROUGH MARCH 31, 2002) (1)

                                                              NASDAQ
                                         ALKEON             COMPOSITE             S&P 500
CALENDAR YEAR                        COMPOSITE (2)(3)        INDEX (4)           INDEX (5)
-------------                        ----------------        ---------           ---------
1998                                    42.64%               40.19%                28.58%

1999                                    95.16%               86.11%                21.04%

2000                                     0.57%              -39.17%                -9.11%

2001                                    -0.84%              -20.80%               -11.88%

2002    1/st/ Quarter                   -2.17%               -5.30%                 0.28%

Average Annual Total                    26.50%                4.19%                 5.39%
Return* (6)

*    For the period January 1, 1998 through March 31, 2002.

        THIS TABLE MUST BE READ IN CONJUNCTION WITH THE FOLLOWING NOTES
                       WHICH ARE AN INTEGRAL PART HEREOF

          The table above portrays the composite investment performance of all client accounts managed by Mr. Panayotis ("Takis") Sparaggis (the "Alkeon Accounts") in accordance with an investment program similar to that of the Fund (except for two recently established accounts) and also indicates the investment performance of the NASDAQ Composite Index and the S&P 500 Index. The table was compiled in accordance with the following facts and assumptions. The information set forth in the table is unaudited.

          1. The composite reflects the performance of three client accounts (each an investment fund) for which Mr. Sparaggis has served as portfolio manager during the periods shown. During those periods, Mr. Sparaggis was the person primarily responsible for the management of those accounts and no other person played a significant role in managing the accounts. Prior to January 1, 2002, Mr. Sparaggis managed the Alkeon Accounts in his capacity as a portfolio manager employed by CIBC World Markets Corp. Effective as of January 1, 2002, Alkeon assumed responsibility for management of the Alkeon Accounts and for continuing to provide the services of Mr. Sparaggis as portfolio manager for such accounts. All data used in the calculation of the composite investment performance was provided by Alkeon. PAST PERFORMANCE IS NOT A GUARANTY OF FUTURE PERFORMANCE. The composite performance information does not show the investment performance of the Fund and should not be viewed as indicative of the Fund's future investment performance.

          2. The net assets under management of the Alkeon Accounts ranged from $8 million to $708 million during the periods shown.

          3. The composite eturns of the Alkeon Accounts are shown net of expenses, including asset-based advisory fees paid by the accounts included in the composite and performance-based incentive fees or incentive allocations charged to the accounts. The composite returns are dollar-weighted averages of the individual returns of the accounts included in the composite. They do not reflect the individual investment return of any of the accounts.

          4. The performance of each of the Alkeon Accounts has been computed assuming an investment was made in such account as of the beginning of the first period for which the performance of the account is shown, and is based on the daily rates of return for each period, net of expenses and performance-based incentive fees and incentive allocations, which have been deducted ratably from the daily returns.

          5. The NASDAQ Composite Index measures the performance of all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market, and is a market-value weighted index. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index. The NASDAQ Composite Index includes over 5,000 companies. The index returns have been adjusted to reflect reinvestment of dividends. Information regarding the performance of the index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Alkeon Accounts do not invest exclusively in securities included in the NASDAQ Composite Index. For this reason, the performance of the Alkeon Accounts and the performance of the Index may not be comparable.

          6. The Standard & Poor's 500 Index rate of return reflects the percentage increase (or decrease) for each period for the Standard & Poor's 500 Composite Stock Price Index. The index returns have been adjusted to reflect reinvestment of dividends. Information regarding the performance of the index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The index is a well-known, broad-based stock market index which contains only seasoned equity securities. The Alkeon Accounts do not restrict their investments to securities included in the Standard & Poor's 500 Index and do not primarily invest in those securities. For this reason, the performance of the Alkeon Accounts and the performance of the Index may not be comparable.

          7. The average annual rate of return of the composite reflects the compounded, time-weighted total return of the composite.

          8. Because of the similarity of their investment programs, as a general matter, Mr. Sparaggis will consider participation by the Fund in all appropriate investment opportunities and transactions under consideration by him for the Alkeon Accounts. Alkeon will evaluate for the Fund a variety of factors in determining whether a particular investment opportunity or transaction being considered for one or more of the Alkeon Accounts is appropriate and feasible for the Fund at that particular time. Because these considerations may differ for the Fund and the Alkeon Accounts in the context of any particular investment decision, the investment activities of the Fund and the Alkeon Accounts may differ from time to time.

          9. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the Alkeon Accounts and that their fees and expenses differ in certain respects. Thus, future performance of the Fund and the Alkeon Accounts may differ.

                                                                      APPENDIX C


            BACAP Opportunity Strategy, LLC LIMITED LIABILITY COMPANY
                                   AGREEMENT

================================================================================


                         BACAP Opportunity Strategy, LLC

                       Limited Liability Company Interests

                               __________________

                                   PROSPECTUS


                                  June 18, 2002

                               __________________

                         BANC OF AMERICA SECURITIES LLC

                               __________________

                         _______________________________


                         BACAP OPPORTUNITY STRATEGY, LLC

                     (A Delaware Limited Liability Company)

                         ______________________________

                       LIMITED LIABILITY COMPANY AGREEMENT


                            Dated as of March 6, 2002


                         _______________________________

                             101 South Tryon Street
                               Charlotte, NC 28255

                                TABLE OF CONTENTS

                                                                                   Page

ARTICLE I   DEFINITIONS ........................................................    1

ARTICLE II  ORGANIZATION; ADMISSION OF MEMBERS .................................    9
     2.1    Formation of Limited Liability Company .............................    9
     2.2    Name ...............................................................    9
     2.3    Principal and Registered Office ....................................    9
     2.4    Duration ...........................................................    9
     2.5    Business of the Fund ...............................................    9
     2.6    Board of Managers ..................................................   10
     2.7    Members ............................................................   11
     2.8    Special Advisory Member ............................................   11
     2.9    Organizational Member ..............................................   11
     2.10   Both Managers and Members ..........................................   11
     2.11   Limited Liability ..................................................   11

ARTICLE III MANAGEMENT .........................................................   12
     3.1    Management and Control .............................................   12
     3.2    Actions by the Board of Managers ...................................   12
     3.3    Officers ...........................................................   13
     3.4    Meetings of Members ................................................   14
     3.5    Custody of Assets of the Fund ......................................   15
     3.6    Other Activities of Members, Managers and Officers .................   15
     3.7    Duty of Care .......................................................   15
     3.8    Indemnification ....................................................   15
     3.9    Fees, Expenses and Reimbursement ...................................   17

ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS, TRANSFERS AND
            REPURCHASES ........................................................   19
     4.1    Termination of Status of the Adviser ...............................   19
     4.2    Termination of Status of a Manager .................................   19
     4.3    Removal of the Managers ............................................   19
     4.4    Transfer of Interests of Members ...................................   19
     4.5    Transfer of Interests of Special Advisory Member ...................   20
     4.6    Repurchase of Interests ............................................   20

ARTICLE V   CAPITAL ............................................................   23
     5.1    Contributions to Capital ...........................................   23
     5.2    Rights of Members to Capital .......................................   23
     5.3    Capital Accounts ...................................................   23
     5.4    Allocation of Net Profit and Net Loss; Allocation of Offering
            Costs ..............................................................   24
     5.5    Allocation of Certain Expenditures .................................   24
     5.6    Reserves ...........................................................   24
     5.7    Incentive Allocation ...............................................   25




     5.8      Allocation of Organization Expenses ..............................     26
     5.9      Tax Allocations ..................................................     26
     5.10     Distributions ....................................................     27
     5.11     Withholding ......................................................     27

ARTICLE VI   DISSOLUTION AND LIQUIDATION ......................................      28
     6.1     Dissolution ......................................................      28
     6.2     Liquidation of Assets ............................................      29

ARTICLE VII  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS .....................      30
     7.1     Accounting and Reports ...........................................      30
     7.2     Determinations by the Board of Managers ..........................      30
     7.3     Valuation of Assets ..............................................      30

ARTICLE VIII MISCELLANEOUS PROVISIONS .........................................      31

     8.1     Amendment of Limited Liability Company Agreement .................      31
     8.2     Special Power of Attorney ........................................      32
     8.3     Notices ..........................................................      33
     8.4     Agreement Binding Upon Successors and Assigns ....................      33
     8.5     Applicability of 1940 Act and Form N-2 ...........................      34
     8.6     Choice of Law ....................................................      34
     8.7     Not for Benefit of Creditors .....................................      34
     8.8     Consents .........................................................      34
     8.9     Merger and Consolidation .........................................      34
     8.10    Pronouns .........................................................      35
     8.11    Confidentiality ..................................................      35
     8.12    Certification of Non-Foreign Status ..............................      35
     8.13    Severability .....................................................      35
     8.14    Filing of Returns ................................................      36
     8.15    Tax Matters Partner ..............................................      36
     8.16    Section 754 Election .............................................      36

                         BACAP OPPORTUNITY STRATEGY, LLC
                       LIMITED LIABILITY COMPANY AGREEMENT



                  THIS LIMITED LIABILITY COMPANY AGREEMENT of BACAP Opportunity Strategy, LLC (the "Fund") is dated as of March 6, 2002 by and among Thomas W. Brock, Michael E. Kenneally, Andrew M. Paul, Alan Rappaport and Thomas G. Yellin as the Managers, BACAP Advisory Partners, LLC as the Adviser, Organizational Member and Special Advisory Member, and those persons hereinafter admitted as Members.


                  WHEREAS, the Fund has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on March 6, 2002;

                  NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                                   ARTICLE I

                                   DEFINITIONS

                  For purposes of this Agreement:

Administrator                      The person who provides administrative
                                   services to the Fund pursuant to an
                                   administrative services agreement.


Adviser BACAP Advisory Partners, LLC, a limited liability company organized under Delaware law, or any person who may hereinafter serve as the investment adviser to the Fund pursuant to an Investment Advisory Agreement (excluding any Sub-Adviser).


Advisers Act                       The Investment Advisers Act of 1940 and the
                                   rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Affiliate                          An affiliated person of a person as such term
                                   is defined in the 1940 Act.

Agreement                          This Limited Liability Company Agreement, as
                                   amended from time to time.

Allocation Change                  With respect to each Member for each
                                   Allocation Period, the difference between:

                                   (1)   the sum of (a) the balance of such
                                         Member's

                                                 Capital Account as of the close
                                                 of the Allocation Period (after
                                                 giving effect to all
                                                 allocations to be made to such
                                                 Member's Capital Account as of
                                                 such date other than any
                                                 Incentive Allocation to be
                                                 debited against such Member's
                                                 Capital Account), plus (b) any
                                                 debits to such Member's Capital
                                                 Account during the Allocation
                                                 Period to reflect any actual or
                                                 deemed distributions or
                                                 repurchases with respect to
                                                 such Member's Interest, plus
                                                 (c) any debits to such Member's
                                                 Capital Account during the
                                                 Allocation Period to reflect
                                                 any items allocable to such
                                                 Member's Capital Account
                                                 pursuant to Section 5.5 hereof;
                                                 and

                                        (2)      the sum of (a) the balance of
                                                 such Member's Capital Account
                                                 as of the commencement of the
                                                 Allocation Period, plus (b) any
                                                 credits to such Member's
                                                 Capital Account during the
                                                 Allocation Period to reflect
                                                 any contributions made by such
                                                 Member to the capital of the
                                                 Fund.

                                If the amount specified in clause (1) exceeds the amount specified in clause (2), such difference shall be a Positive Allocation Change, and if the amount specified in clause
                                (2) exceeds the amount specified in clause (1), such difference shall be a Negative Allocation Change.

Allocation Period               With respect to each Member, the period
                                commencing as of the date of admission of such Member to the Fund, and thereafter each period commencing as of the day following the last day of the preceding Allocation Period with respect to such Member, and ending at the close of business on the first to occur of the following:

                                (1)     the last day of a Fiscal Year;


                                (2) the day as of which the Fund repurchases the Interest (or any portion of the Interest) of such Member;


                                (3) the day as of which the Fund admits as a substituted Member a person to whom the Interest of such Member has been Transferred (unless there is no change of beneficial ownership); and

                                (4) the day as of which the Adviser's status as the Special Advisory Member is terminated pursuant to

                                        Section 4.1.

Board of Managers                       The Board of Managers established
                                        pursuant to Section 2.6.

Capital Account                         With respect to each Member, the capital
                                        account established and maintained on
                                        behalf of each Member pursuant to
                                        Section 5.3.

Capital Percentage                      A percentage established for each Member
                                        on the Fund's books as of each Expense
                                        Allocation Date. The Capital Percentage
                                        of a Member on an Expense Allocation
                                        Date shall be determined by dividing the amount of capital contributed to the Fund by the Member pursuant to Section
                                        5.1 hereof by the sum of the capital
                                        contributed to the Fund by each Member
                                        pursuant to Section 5.1 hereof on or
                                        prior to such Expense Allocation Date.
                                        The sum of the Capital Percentages of
                                        all Members on each Expense Allocation
                                        Date shall equal 100%.

Certificate                             The Certificate of Formation of the Fund
                                        and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Closing Date                            The first date on or as of which a
                                        person other than an Organizational
                                        Member is admitted to the Fund as a
                                        Member.

Code The United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Delaware Act                            The Delaware Limited Liability Company
                                        Act as in effect on the date hereof and
                                        as amended from time to time, or any
                                        successor law.

Distributor                             Banc of America Securities LLC, or any
                                        person who may hereafter serve as the
                                        distributor of Interests pursuant to a
                                        general distributor's agreement with the
                                        Fund.


Expense Allocation Date                 The Closing Date, and thereafter each
                                        day on or before the expiration of one
                                        year following the Closing Date, as of
                                        which a contribution to the capital of
                                        the Fund is made pursuant to Section 5.1 hereof.


Fiscal Period                           The period commencing on the Closing
                                        Date, and thereafter each period
                                        commencing on the day
                                        immediately following the last day of
                                        the preceding Fiscal Period, and ending
                                        at the close of business on the first to occur of the following dates:

                                        (1)      the last day of a Fiscal Year;

                                        (2)      the day preceding any day as of
                                                 which a contribution to the
                                                 capital of the Fund is made
                                                 pursuant to Section 5.1; or

                                        (3)      any day on which the Fund
                                                 repurchases any Interest or
                                                 portion of an Interest of any
                                                 Member;

                                        (4)      any day (other than one
                                                 specified in clause (2) above)
                                                 as of which this Agreement
                                                 provides for any amount to be
                                                 credited to or debited against
                                                 the Capital Account of any
                                                 Member, other than an amount to
                                                 be credited to or debited
                                                 against the Capital Accounts of
                                                 all Members in accordance with
                                                 their respective Investment
                                                 Percentages.

Fiscal Year                             The period commencing on the Closing
                                        Date and ending on December 31, 2002,
                                        and thereafter each period commencing on January 1 of each year and ending on December 31 of each year (or on the date of a final distribution pursuant to
                                        Section 6.2 hereof), unless and until
                                        the Board of Managers shall elect
                                        another fiscal year for the Fund.

Form N-2 The Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Fund The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Incentive Allocation                    With respect to each Member, 20% of the
                                        amount, determined as of the close of
                                        each Allocation Period with respect to
                                        such Member, by which such Member's
                                        Positive Allocation Change for such
                                        Allocation Period, if any, exceeds any
                                        positive balance in such Member's Loss
                                        Recovery Account.

Independent Managers                    Those Managers who are not "interested
                                        persons" of the Fund as such term is
                                        defined by the 1940 Act.

Initial Manager                         Michael E. Kenneally, the person who
                                        directed the
                                        formation of the Fund and served as the sole initial Manager.

Interest The entire ownership interest in the Fund at any particular time of a Member or the Special Advisory Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

Investment Advisory Agreement           A separate written agreement entered
                                        into by the Fund pursuant to which the
                                        Adviser provides investment advisory
                                        services to the Fund.

Investment Percentage                   A percentage established for each Member
                                        on the Fund's books as of the first day
                                        of each Fiscal Period. The Investment
                                        Percentage of a Member for a Fiscal
                                        Period shall be determined by dividing
                                        the balance of the Member's Capital
                                        Account as of the commencement of such
                                        Fiscal Period by the sum of the Capital
                                        Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment Percentages of all Members for each Fiscal Period shall equal 100%.

Loss Recovery Account                   A memorandum account to be recorded in
                                        the books and records of the Fund with
                                        respect to each Member, which shall have an initial balance of zero and which shall be adjusted as follows:

                                        (1)  As of the first day after the close
                                             of each Allocation Period for such
                                             Member, the balance of the Loss
                                             Recovery Account shall be increased
                                             by the amount, if any, of such
                                             Member's Negative Allocation Change
                                             for such Allocation Period and
                                             shall be reduced (but not below
                                             zero) by the amount, if any, of
                                             such Member's Positive Allocation
                                             Change for such Allocation Period.


                                        (2)  The balance of the Loss Recovery
                                             Account shall be reduced (but not
                                             below zero) as of the first day
                                             following each date as of which the
                                             Capital Account balance of any
                                             Member is reduced as a result of
                                             repurchase or Transfer with respect
                                             to such Member's Interest by an
                                             amount determined by multiplying
                                             (a) such positive balance by (b) a
                                             fraction, (i) the numerator of
                                             which is equal to
                                               the amount of the repurchase or
                                               Transfer, and (ii) the
                                               denominator of which is equal to
                                               the balance of such Member's
                                               Capital Account immediately
                                               before giving effect to such
                                               repurchase or Transfer.

                                    No transferee of any Interest shall succeed to any Loss Recovery Account balance or portion thereof attributable to the transferor unless the Transfer by which such transferee received such Interest did not involve a change of beneficial ownership.

Manager An individual designated as manager of the Fund pursuant to the provisions of Section
                                    2.6 of the Agreement and who serves on the Board of Managers of the Fund.

Member Any person who shall have been admitted to the Fund as a member (including any Manager in such person's capacity as a member of the Fund but excluding any Manager in such person's capacity as a Manager of the Fund) until the Fund repurchases the entire Interest of such person pursuant to Section
                                    4.6 hereof or a substituted member or
                                    members are admitted with respect to any such person's entire Interest as a member pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Fund and shall have been admitted to the Fund as a member, but shall not include the Special Advisory Member in its capacity as such.

Negative Allocation Change          The meaning given such term in the
                                    definition of Allocation Change.

Net Assets                          The total value of all assets of the Fund,
                                    less an amount equal to all accrued debts, liabilities and obligations of the Fund, calculated before giving effect to any repurchases of Interests.

Net Profit or Net Loss              The amount by which the Net Assets as of the
                                    close of business on the last day of a
                                    Fiscal Period exceed (in the case of Net
                                    Profit) or are less than (in the case of Net
                                    Loss) the Net Assets as of the commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Fund, as of the close of business on the Closing
                                    Date), such amount to be adjusted to exclude
                                    (i) any items to be allocated among the
                                    Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and
                                    5.6 hereof and (ii) Organization Expenses allocated among the Members pursuant to
                                    Section 5.8 hereof.

1940 Act The Investment Company Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.


Officer An individual designated as an officer of the Fund pursuant to the provisions of
                                    Section 3.3 of the Agreement and who serves as an officer of the Fund.


Organization Expenses               The expenses incurred by the Fund in
                                    connection with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.


Organizational Member               BACAP Advisory Partners, LLC, which shall
                                    contribute initial capital to the Fund prior to the Closing Date.


Positive Allocation Change          The meaning given such term in the
                                    definition of Allocation Change.

Securities                          Securities (including, without limitation,
                                    equities, debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon.

Special Advisory Account            A capital account established and
                                    maintained on behalf of the Special Advisory
                                    Member pursuant to Section 5.3 hereof solely for the purpose of receiving the Incentive
                                    Allocation.

Special Advisory Member             The Adviser in its capacity as the
                                    investment adviser to the Fund.

Sub-Adviser                         Alkeon Capital Management, LLC, a limited
                                    liability company organized under Delaware law, or any person who may hereinafter serve as the sub-adviser to the Fund.

Transfer The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

Valuation Date                      The date as of which the Fund values an
                                    Interest for purposes of determining the price at which the Interest is to be purchased by the Fund pursuant to an offer made by the Fund pursuant to Section 4.6 hereof.

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                  2.1   Formation of Limited Liability Company

                  The Fund has been formed as a limited liability company at the direction of the Initial Manager who authorized the filing of the Certificate and initial amendments, which actions are hereby ratified by the execution of this Agreement. The Board of Managers shall execute and file in accordance with the Delaware Act any future amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Fund's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

                  2.2   Name


                  The name of the Fund shall be "BACAP Opportunity Strategy, LLC" or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.


                  2.3   Principal and Registered Office

                  The Fund shall have its principal office at 101 South Tryon Street, Charlotte, NC 28255, or at such other place designated from time to time by the Board of Managers.

                  The Fund shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers.

                  2.4   Duration

                  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

                  2.5   Business of the Fund

                  (a) The business of the Fund is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business.

         (b) The Fund shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         2.6 Board of Managers


         (a) Prior to the Closing Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as Managers on the Board of Managers, subject to the election of such persons prior to the Closing Date by the Organizational Member. By signing this Agreement or signing an investor application or certification in connection with the purchase of an Interest, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Fund. The number of Managers shall be fixed from time to time by the Board of Managers.


         (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c) In the event that no Manager remains to continue the business of the Fund, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to
Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7 Members

         The Fund may offer Interests for purchase by investors in such manner and at such times as may be determined by the Board of Managers. All subscriptions for Interests are subject to the receipt by the Fund or its custodian of cleared funds on or before the acceptance date for such subscriptions in the full amount of the subscription. Subject to the foregoing, a person may be admitted to the Fund as a Member subject to the condition that such person shall execute an appropriate signature page of this Agreement or an investor application or certification form pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its sole discretion reject any subscription for an Interest. The Board of Managers may, in its sole discretion, suspend the offering of the Interests at any time. The admission of any person as a Member shall be effective upon the revision of the books and records of the Fund to reflect the name and the contribution to the capital of the Fund of such additional Member.

         2.8 Special Advisory Member

         Upon signing this Agreement, the Adviser shall be admitted to the Fund as the Special Advisory Member, subject to due approval, in accordance with the requirements of the 1940 Act, of the Investment Advisory Agreement. The interest in the Fund of the Special Advisory Member shall be non-voting and shall have no participation in the net profit or net loss of the Fund other than as a result of the Incentive Allocation. If at any time the Investment Advisory Agreement between the Fund and the person then serving as Adviser terminates, the Board of Managers shall admit as a substitute Special Advisory Member, upon its signing this Agreement, such person as may be retained by the Fund to provide investment advisory services pursuant to an Investment Advisory Agreement, subject to the due approval of such Investment Advisory Agreement with such person in accordance with the requirements of the 1940 Act.

         2.9 Organizational Member

         The initial contribution of capital to the Fund by the Organizational Member shall be represented by an Interest, which Interest shall have the same rights as other Interests held by Members.

         2.10 Both Managers and Members

         A Member may at the same time be a Manager and a Member, or a Special Advisory Member and Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         2.11 Limited Liability

         Except as provided under applicable law, a Member and the Special Advisory Member shall not be liable for the Fund's debts, obligations and liabilities in any amount in excess of the Capital Account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Fund's debts, obligations and liabilities.

                                  ARTICLE III

                                   MANAGEMENT

         3.1 Management and Control

         (a) Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person" of such company, as such term is defined by the 1940 Act. During any period in which the Fund shall have no Managers, the Adviser shall continue to serve as the Adviser to the Fund and shall have the authority to manage the business and affairs of the Fund, but only until such time as one or more Managers is elected by the Members or the Fund is dissolved in accordance with
Section 6.1 hereof.

         (b) Members shall have no right to participate in and shall take no part in the management or control of the Fund's business and shall have no right, power or authority to act for or bind the Fund. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.


         (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as Officers, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.


         3.2 Actions by the Board of Managers

         (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

         (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in-person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.


         3.3 Officers

         (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Fund. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. A person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

         (b) The Officers shall be elected annually at a meeting of Board of Managers. Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Fund. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Fund would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Fund and such Officer.

         (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

         (d) All Officers as between themselves and the Fund shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Fund as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the

Board of Managers or by the President acting under authority delegated by the Board of Managers.

         3.4 Meetings of Members

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.5 Custody of Assets of the Fund


         The physical possession of all funds, Securities or other properties of the Fund shall at all times, be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the 1940 Act and the rules thereunder.


         3.6 Other Activities of Members, Managers and Officers



         (a) The Managers and Officers shall not be required to devote all of their time to the affairs of the Fund, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.



         (b) Any Member, Manager or Officer, and any Affiliate of any Member, Manager or Officer, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisors or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member, Manager or Officer shall have any rights in or to such activities of any other Member, Manager or Officer, or any profits derived therefrom.



         3.7 Duty of Care



         (a) No Manager, Officer, Adviser, Sub-Adviser or their Affiliates shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of their services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager, Officer, Adviser, Sub-Adviser or their Affiliates, constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of their services to the Fund.


         (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Fund, any Member or third parties only as provided under the Delaware Act.


         3.8 Indemnification



         (a) To the fullest extent permitted by law, the Fund shall, subject to
Section 3.8(b) hereof, indemnify each Manager and Officer (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or Officer of the Fund or the past or present performance of services to the Fund by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager or Officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.



         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; provided, however, that (i) such indemnitee shall provide security for such undertaking, (ii) the Fund shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.



         (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Fund by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Fund or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.


         (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Fund shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).



         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.



         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, Officer or other person.



         3.9 Fees, Expenses and Reimbursement


         (a) The Adviser shall be entitled to receive such fees for services provided to the Fund as may be agreed to by the Adviser and the Fund pursuant to the Investment Advisory Agreement or other applicable agreement relating to such services.


         (b) The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of the Adviser for his or her services as such, and such Manager shall be reimbursed by the Fund for reasonable travel and out-of-pocket expenses incurred by him in performing his duties under this Agreement. Officers who are officers or employees of the Adviser or of another organization that has been retained to provide services to the Fund shall not be paid compensation by the Fund and shall not be reimbursed by the Fund for travel or other expenses.

           (c) The Fund shall bear all costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser pursuant to the Investment Advisory Agreement. Costs and expenses to be borne by the Fund include, but are not limited to, the following:

               (1) all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

               (2) all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with applicable Federal and state laws;

               (3) the costs and expenses of holding meetings of the Board of Managers and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;


               (4) the fees and disbursements of Fund legal counsel, legal counsel to the Independent Managers, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;


               (5) the Management Fee payable to the Adviser pursuant to the Investment Advisory Agreement;


               (6) the fees payable to custodians, fund auditor, transfer agent and other persons providing administrative services to the Fund;


               (7) the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board of Managers;

               (8) all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members; and

               (9) such other types of expenses as may be approved from time to time by the Board of Managers.

           The Adviser shall be entitled to reimbursement from the Fund for any of the above costs and expenses that it pays on behalf of the Fund.

           (d) Subject to procuring any required regulatory approvals, from time to time the Fund may, alone or in conjunction with other registered or unregistered investment funds or other accounts for which the Adviser, or any Affiliate of the Adviser, acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                                   ARTICLE IV

                 TERMINATION OF STATUS OF ADVISER AND MANAGERS,
                            TRANSFERS AND REPURCHASES

                 4.1 Termination of Status of the Adviser

                 The status of the Adviser as the Special Advisory Member shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Fund does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

                 4.2 Termination of Status of a Manager

                 The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his or her duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

                 4.3 Removal of the Managers

                 Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

                 4.4 Transfer of Interests of Members

                 (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); provided, however, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), (iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such Transfer, the Board of Managers shall consult with counsel to the Fund to ensure that such

Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any Transfer not made in accordance with this Section 4.4 shall be void.


                 (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom the Interest is Transferred (or each of the person's beneficial owners if such a person is a "private investment company" as defined in paragraph (d)(3) of Rule 205-3 under the Advisers Act) is a person whom the Board of Managers believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or any successor rule thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $100,000. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Fund as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and auditors' fees, incurred by the Fund in connection with such Transfer.


                 (c) Each Member shall indemnify and hold harmless the Fund, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

                 4.5 Transfer of Interests of Special Advisory Member

                 The Adviser may not Transfer its Interest as the Special Advisory Member, except to an Affiliate of the Adviser. Any such Transfer shall be subject to approval by the Board of Managers.

                 4.6 Repurchase of Interests

                 (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to withdraw or tender to the Fund for repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. However, the Fund shall not offer to repurchase Interests on more than two occasions during any one Fiscal Year unless it has received an opinion of counsel to the effect that such more frequent offers would not cause any adverse tax consequences to the Fund or the Members. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider the recommendation of the Adviser, and shall also consider the following factors, among others:

                 (1) whether any Members have requested to tender Interests or portions thereof to the Fund;

                 (2)      the liquidity of the Fund's assets;

                 (3) the investment plans and working capital requirements of the Fund;

                 (4) the relative economies of scale with respect to the size of the Fund;

                 (5) the history of the Fund in repurchasing Interests or portions thereof;

                 (6)      the economic condition of the securities markets; and

                 (7) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

            The Board of Managers shall cause the Fund to repurchase Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Fund and to all Members (including persons holding Interests acquired from Members), as applicable.


            (b) A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a Capital Account balance of at least $100,000 (or such lesser amount as may be determined by the Board of Managers) net of the amount of the Incentive Allocation, if any, that is to be debited from the Capital Account of the Member as of the Valuation Date. If a Member tenders a portion of an Interest that would cause the Member's Capital Account balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained. If a repurchase offer is oversubscribed by Members, the Fund shall repurchase only a pro rata portion of the Interests tendered by each Member.


            (c) The Adviser may tender any Interest or a portion thereof that it holds as a Member under Section 4.6(a) hereof.

            (d) The Adviser may withdraw any Incentive Allocation credited to the Special Advisory Account at any time following the date on which the Incentive Allocation is made.

            (e) The Board of Managers may cause the Fund to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

          (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or incompetency of a Member;

          (2) ownership of such an Interest by a Member or other person will cause the Fund to be in violation of, or subject the Fund to additional registration or regulation under, the securities laws of the United States or any other relevant jurisdiction;

          (3) continued ownership of such an Interest may be harmful or injurious to the business or reputation of the Fund, the Managers or the Adviser, or may subject the Fund or any of the Members to an undue risk of adverse tax or other fiscal consequences;

          (4) such Member's continued participation in the Fund may cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation for Federal income tax purposes;

          (5) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

          (6) it would be in the best interests of the Fund, as determined by the Board of Managers in its sole discretion, for the Fund to repurchase such an Interest or portion thereof.

      (f) Repurchases of Interests or portions thereof by the Fund shall be payable promptly after the expiration date of such repurchase in accordance with the terms of the Fund's repurchase offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash in an aggregate amount equal to at least 95% of the estimated unaudited net asset value of the interests tendered, determined as of the Valuation Date (the "Initial Payment"); and, if determined to be appropriate by the Board of Managers, (ii) a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest (or portion thereof) tendered as of the Valuation Date, determined based on the audited financial statements of the Fund for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in marketable Securities (or any combination of marketable Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase.

      (g) A Member may at any time submit to the Fund a written request that the Fund repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof.

Any such request shall be sent to the Fund by registered or certified mail, return receipt requested, and shall be deemed valid only if the Member has received a letter from the Fund acknowledging its receipt of the request. The Fund shall send such letter to the Member promptly upon its receipt of the Member's request.

                                    ARTICLE V

                                    CAPITAL

         5.1 Contributions to Capital

         (a) The minimum initial contribution of each Member to the capital of the Fund shall be such amount as the Board of Managers, in its discretion, may determine from time to time, but in no event shall be less than $100,000. The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a contribution to the capital of the Fund. The Managers shall not be entitled to make contributions of capital to the Fund as Managers of the Fund, but may make contributions to the capital of the Fund as Members. The Adviser may make contributions to the capital of the Fund as a Member.

         (b) Members may make additional contributions to the capital of the Fund effective as of such times as the Board of Managers, in its discretion, may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Fund except to the extent provided in Section 5.6 hereof. The minimum initial capital contribution of a Member to the capital of the Fund shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

         (c) Initial and any additional contributions to the capital of the Fund by any Member shall be payable in cash, payable in readily available funds at the date of the proposed acceptance of the contribution.

         5.2 Rights of Members to Capital

         No Member shall be entitled to interest on any contribution to the capital of the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member's Interest pursuant to Section 4.6 hereof, (ii) pursuant to the provisions of Section 5.6 (c) hereof or (iii) upon the liquidation of the Fund's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Fund's property or to compel any sale or appraisal of the Fund's assets.

         5.3 Capital Accounts

         (a) The Fund shall maintain a separate Capital Account for each Member.

         (b) Each Member's Capital Account shall have an initial balance equal to the amount of cash constituting such Member's initial contribution to the capital of the Fund.

         (c) Each Member's Capital Account shall be increased by the sum of (i) the amount of cash constituting additional contributions by such Member to the capital of the Fund permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof or Section 5.8 hereof.



         (d) Each Member's Capital Account shall be reduced by the sum of (i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.6, 5.10 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.8 hereof.


         (e) The Fund shall maintain a Special Advisory Account for the Adviser in its capacity as Special Advisory Member solely for purposes of receiving the Incentive Allocation pursuant to Section 5.7 hereof. The Special Advisory Account shall have an initial balance of zero.


         5.4 Allocation of Net Profit and Net Loss; Allocation of Ongoing Offering Costs



         As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period, except that offering costs relating to the initial offering of Interests (and are therefore Organization Expenses as defined herein) shall be allocated among Members as provided by Section 5.8.


         5.5 Allocation of Certain Expenditures


         Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Fund, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Fund.


         5.6 Reserves

         (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers, in its sole discretion, deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers, in its sole discretion, deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers, in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

         (b) If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior Fiscal Period or Periods.

         (c) If any amount is required by paragraph (a) or (b) of this Section
5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7 Incentive Allocation

         (a) So long as the Adviser serves as the Special Advisory Member of the Fund, the Incentive Allocation shall be debited against the Capital Account of each Member as of the last day of each Allocation Period with respect to such Member and the amount so debited shall simultaneously be credited to the Special Advisory Account.


         (b) The Special Advisory Member shall be required to withdraw 100% of the Incentive Allocation (computed on the basis of unaudited data) within 30 days of the date on which such Incentive Allocation was credited to the Special Advisory Account. Within 30 days after the completion of the audit of the books of the Fund for the year in which allocations to the Special Advisory Account are made, the Fund shall allocate to the Special Advisory Account any additional amount of Incentive Allocation determined to be owed to the Special Advisory

Member based on the audit, and the Special Advisory Member shall contribute to the Fund any excess amount of Incentive Allocation determined to be owed to the Fund.


          (c) If only a portion of the Interest of a Member is repurchased by the Fund as of a date that would not, but for such repurchase, be the end of an Allocation Period, the Incentive Allocation shall be made as of such date only as to that portion of any Positive Allocation Change for the Allocation Period that is allocable to the portion of the Interest repurchased. For this purpose, pro rata portions of the Positive Allocation Change for the Allocation Period, and any balance in the Loss Recovery Account, shall be deemed associated with the portion of the Interest repurchased (which pro rata portions shall be determined based upon the value of the portion of the Interest repurchased as a percentage of the value of the entire Interest), and there shall be a corresponding reduction made in the Positive Allocation Change and Loss Recovery Account balance (if any) associated with the remaining Interest. As of the end of the next Allocation Period with respect to a Member following the repurchase of a portion of the Member's Interest (other than an Allocation Period resulting from another repurchase of a portion of such Interest), the Incentive Allocation with respect to such Interest (if any) shall be determined based on the Positive Allocation Change for the period beginning as of the commencement of the Allocation Period in which such repurchase was made through the end of the current Allocation Period and the balance of the Loss Recovery Account (if any) as of the end of the current Allocation Period.


          5.8 Allocation of Organization Expenses

          (a) As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.8 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages on such Expense Allocation Date.

          5.9 Tax Allocations

          For each fiscal year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.9 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

          If the Fund realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Fund pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, pro rata in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Sections 5.4 and 5.7.

          As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Fund under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Fund and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.9 equal to its Positive Basis as of the effective date of such repurchase.

          Notwithstanding anything to the contrary in the foregoing, if the Fund realizes gains in any fiscal year with respect to which the Special Advisory Member is entitled to an Incentive Allocation under Section 5.7 hereof, the Board of Managers (at the request of the Special Advisory Member) may specially allocate such gains to the Special Advisory Member in an amount by which the Incentive Allocation exceeds the Special Advisory Member's "adjusted tax basis" (determined without regard to any allocation to be made pursuant to this paragraph) in its interest in the Fund as of the time it withdraws such Incentive Allocation. The Special Advisory Member's "adjusted tax basis", for these purposes, shall be increased by any amount of the Incentive Allocation withdrawal that it elects to contribute as a Member to the Fund as of the date of the withdrawal of the Incentive Allocation.

          5.10 Distributions

          The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members' Investment Percentages.

          5.11 Withholding

          (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

          (b) For purposes of this Agreement, any taxes so withheld by the Fund with respect to any amount distributed by the Fund to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Fund as a contribution to the capital of the Fund, upon demand of the Board of Managers, the amount of such excess.

          (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Fund and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                                   Article VI

                           DISSOLUTION AND LIQUIDATION

          6.1       Dissolution

          The Fund shall be dissolved:

                    (1)       upon the affirmative vote to dissolve the Fund by:
                              (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                    (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Fund;


                    (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.6(g) hereof, a written notice to the Fund requesting the repurchase of its entire Interest by the Fund, if such Interest has not been repurchased by the Fund; or


                    (4)       as required by operation of law.

          Dissolution of the Fund shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the

Fund as provided above, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

          6.2       Liquidation of Assets

          (a) Upon the dissolution of the Fund as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Fund, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Fund. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Sections 5.4 and 5.7 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

                    (1) the debts of the Fund, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Fund's assets to the Members has been completed, shall first be paid on a pro rata basis;

                    (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a pro rata basis;

                    (3) the Special Advisory Member shall next be paid any balance in the Special Advisory Account after giving effect to the Incentive Allocation, if any, to be made pursuant to Section 5.7 hereof; and

                    (4) the Members shall next be paid on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a).

          (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Fund, the Board of Managers, the Adviser or other liquidator may distribute ratably in kind any assets of the Fund; provided, however, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in-kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                                  ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS

         7.1 Accounting and Reports

         (a) The Fund shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Fund. The Fund's accounts shall be maintained in U.S. currency.

         (b) After the end of each taxable year, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.


         (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent auditors based upon an audit performed in accordance with generally accepted accounting principles. The Fund may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.


         7.2 Determinations by the Board of Managers

         (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

         (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss, the Allocation Change with respect to any Member, or any components comprising any of the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Fund and the intended allocation thereof among the Members.

         7.3 Valuation of Assets

         (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Fund as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b) The value of Securities and other assets of the Fund and the net worth of the Fund as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS

         8.1 Amendment of Limited Liability Company Agreement

         (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

         (b) Any amendment that would:

             (1) increase the obligation of a Member to make any contribution to the capital of the Fund;

             (2) reduce the Capital Account of a Member or Special Advisory Account other than in accordance with Article V; or

             (3)  modify the events causing the dissolution of the Fund;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Fund.

         (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.1 shall specifically include the power to:

             (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

             (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with or reflect any relaxation in the future of any applicable law, regulation, policy, interpretation or guideline of any applicable regulatory agency, or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

             (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Fund will not be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes.

         (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2 Special Power of Attorney

         (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager and the Adviser, acting severally, and any liquidator of the Fund's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

             (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

             (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Fund; and

             (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Fund, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act (including any such conveyances and other instruments deemed necessary to effect the authorized dissolution or termination of the Fund).

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each Manager and the Adviser and as such:

             (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Fund or Board of Managers shall have had notice thereof; and

             (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3 Notices

         Except as otherwise set forth in this Agreement, notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Fund, the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Fund. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4 Agreement Binding Upon Successors and Assigns

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

       8.5 Applicability of 1940 Act and Form N-2

       The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that affect numerous aspects of the conduct of the Fund's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act and the Form N-2.

       8.6 Choice of Law

       Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

       8.7 Not for Benefit of Creditors

       The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, the Special Advisory Member and the Fund. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

       8.8 Consents

       Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

       8.9 Merger and Consolidation

       (a) The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

       (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with
Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

       8.10 Pronouns

       All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

       8.11 Confidentiality

       (a) A Member may obtain from the Fund such information regarding the affairs of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

       (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

       (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Fund determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

       8.12 Certification of Non-Foreign Status

       Each Member or transferee of an Interest from a Member shall certify, upon admission to the Fund and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 60 days of any change in such Member's status.

       8.13 Severability

       If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

       8.14 Filing of Returns


       The Board of Managers or its designated agent shall prepare and file, or cause the auditors of the Fund to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Fund.


       8.15 Tax Matters Partner

       (a) A Manager who is a Member shall be designated on the Fund's annual Federal information tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Fund for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Fund pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices, and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Fund under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Fund from any and all liabilities and obligations that arise from or by reason of such designation.

       (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Fund holding such interests through such Pass-Thru Member. In the event the Fund shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

       8.16 Section 754 Election


       In the event of a distribution of Fund property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Fund, at the request of a Member, the Board of Managers, in its discretion, may cause the Fund to elect, pursuant to Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Fund property as provided by Sections 734 and 743 of the Code.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE CONFIDENTIALITY CLAUSE SET FORTH IN
SECTION 8.11.

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MANAGERS:

___________________________________
Thomas W. Brock

___________________________________
Michael E. Kenneally

___________________________________
Andrew M. Paul

___________________________________
Alan Rappaport

___________________________________
Thomas G. Yellin

ORGANIZATIONAL MEMBER:

BACAP ADVISORY PARTNERS, LLC


By:
   ________________________________
   Name:
   Title:

MEMBERS:

Each person who shall sign an investor application or certification and who shall be accepted by the Board of Managers to the Fund as a Member.

ADVISER:

BACAP ADVISORY PARTNERS, LLC


By:
   ________________________________
   Name:
   Title:

SPECIAL ADVISORY MEMBER:

BACAP ADVISORY PARTNERS, LLC


By:
   ____________________________________
   Name:
   Title:

                   Subject to Completion, Dated June 18, 2002



                        BACAP Opportunity Strategy, LLC


                      STATEMENT OF ADDITIONAL INFORMATION

                             101 South Tryon Street
                              Charlotte, NC 28255
                                 (704) 388-5138

          This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of BACAP Opportunity Strategy, LLC (the "Fund"), dated June 18, 2002. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address set forth above.

          This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS


INVESTMENT POLICIES AND PRACTICES .......................................      1

REPURCHASES AND TRANSFERS OF INTERESTS ..................................      9

BOARD OF MANAGERS .......................................................     11

INVESTMENT ADVISORY SERVICES ............................................     14

CONFLICTS OF INTEREST ...................................................     18

TAX ASPECTS .............................................................     21

ERISA CONSIDERATIONS ....................................................     35

BROKERAGE ...............................................................     36

VALUATION OF ASSETS .....................................................     38

INDEPENDENT AUDITORS AND LEGAL COUNSEL ..................................     39

CUSTODIAN ...............................................................     39

CONTROL PERSONS .........................................................     39

SUMMARY OF LLC AGREEMENT ................................................     39

FUND ADVERTISING AND SALES MATERIAL .....................................     42

FINANCIAL STATEMENTS ....................................................     43

                        INVESTMENT POLICIES AND PRACTICES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional information regarding the Fund's investment program is set forth below.

FUNDAMENTAL POLICIES

          The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the Fund's management has reserved freedom of action. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of securityholders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. The Fund may not:

     . Issue senior securities, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the Securities and Exchange Commission ("SEC").

     . Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

     . Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

     . Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     . Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate or real estate investment trusts.

     . Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, options and options on indexes.

     . Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry, including any industry within the technology sector.

          With respect to these investment restrictions and other policies described in this SAI or the prospectus (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

          The Fund's investment objective is not fundamental and may be changed by the Board of Managers of the Fund (the "Board") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding voting securities.

CERTAIN PORTFOLIO SECURITIES AND OTHER OPERATING POLICIES


          As discussed in the prospectus, the Fund will pursue its investment objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that Alkeon Capital Management, LLC, the Fund's sub-adviser ("Alkeon") believes will be affected by technological events and advances. Additional information regarding the types of securities and financial instruments in which the Fund may invest its assets, and certain investment techniques that may be used by the Fund, is set forth below.


EQUITY SECURITIES

          A significant portion of the Fund's investment portfolio normally will consist of long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

          The Fund generally may invest in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

FIXED-INCOME SECURITIES

          The Fund may invest a portion of its assets in fixed-income securities. The Fund will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and non-U.S. corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

          The Fund may invest in both investment grade and non-investment grade debt securities (commonly referred to as "junk bonds"). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by Alkeon to be of comparable quality.

          The Fund's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

NON-U.S. SECURITIES

          The Fund may invest a portion of its assets in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which the Fund may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

          As a general matter, the Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue the Fund's investment objective, such as when Alkeon anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's investment portfolio.

          ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers.

MONEY MARKET INSTRUMENTS

          During periods of adverse market conditions in the technology sector or in the equity securities markets generally, as determined by Alkeon, the Fund may temporarily invest all or any portion of its assets in high quality money market instruments and other short-term obligations, money market mutual funds or repurchase agreements with banks or broker-dealers or may hold cash or cash equivalents in such amounts as Alkeon deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes pending allocation of its respective offering proceeds and other circumstances. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

REPURCHASE AGREEMENTS

          Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System, a non-U.S. bank or a securities dealer that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. The commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the seller's repurchase of the securities under a repurchase agreement may also result in a delay in disposing of the securities and, in such a case, the Fund will incur costs and may suffer a loss if the securities decline in value before being sold. Repurchase agreements that are subject to non-U.S. law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

REVERSE REPURCHASE AGREEMENTS

          Reverse repurchase agreements involve the sale of a security by the Fund to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements are a form of leverage which may increase the volatility of the Fund's investment portfolio.

SPECIAL INVESTMENT TECHNIQUES

          The Fund may use a variety of special investment techniques, as more fully discussed below, to hedge a portion of its investment portfolio against various risks or other factors that generally affect the values of securities. The Fund also may use these techniques for non-hedging purposes in pursuing its investment objective. Some of these techniques involve the use of derivative transactions. The techniques the Fund may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that the Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that the Fund may suffer losses as a result of its hedging activities.

          DERIVATIVES. The Fund may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as it can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could result in a significant loss that would have a large adverse impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

          OPTIONS AND FUTURES. The Fund may utilize options and futures contracts. It also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Transactions in these instruments may be effected on securities exchanges, in the over-the-counter market or negotiated directly with counterparties. When transactions are effected over-the-counter or negotiated directly with counterparties, the Fund bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. These instruments also may be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options and synthetic options purchased and sold by the Fund may include options on an index of securities or on baskets of specific securities.

          The Fund may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund need not be covered.

          The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily effect a similar "closing sale transaction," which involves liquidating the Fund's position by selling the option previously purchased, although the Fund could exercise the option should it deem it advantageous to do so.

          Synthetic options transactions involve the use of two financial instruments that, together, have the economic effect of an options transaction. The risks of synthetic options are generally similar to the risks of actual options, with the addition of increased market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

          The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by the Fund could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, the Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, the Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If applicable CFTC rules change, these percentage limitations may change or different conditions may be applied to the Fund's use of certain derivatives.

          The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Non-U.S. markets, however, may have greater risk potential than domestic markets. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the CFTC.

          Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures also is subject to Alkeon's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

          The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

          The Fund may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

          WARRANTS AND RIGHTS. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

          SWAP AGREEMENTS. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a basket of securities representing a particular index, industry or industry sector. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

          Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

LENDING PORTFOLIO SECURITIES

          The Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the collateral it receives from borrowers of the securities. In connection with loans of securities, the Fund generally will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund might experience risk of loss if the institution with which it has engaged in a securities loan transaction breaches its agreement with the Fund.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES

          The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions will be subject to the Fund's limitation on indebtedness unless, at the time the Fund enters into such a transaction, a segregated account consisting of cash, U.S. Government securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

                     REPURCHASES AND TRANSFERS OF INTERESTS

REPURCHASE OFFERS

          As discussed in the prospectus, offers to repurchase Interests will be made by the Fund at such times and on such terms as may be determined by the Board, in its sole discretion, and generally will be offers to repurchase a specified dollar amount of outstanding Interests. In determining whether and when the Fund should repurchase Interests, the Board will consider the recommendations of BACAP Advisory Partners, LLC, the Fund's investment adviser (the "Adviser"). The Board also will consider various factors, including, but not limited to, those listed in the prospectus in making its determinations.

          The Board will determine that the Fund repurchase Interests or portions thereof from members of the Fund ("Members") pursuant to written tenders only on terms the Board determines to be fair to the Fund and Members. When the Board determines that the Fund will make a repurchase offer, the Fund will send each Member notice of that offer describing the terms of the offer, and containing information that Members should consider in deciding whether to tender Interests for repurchase. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the estimated net asset value of their Interests from the Adviser during the period the offer remains open. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interests tendered by each Member. As discussed in the prospectus, the Fund will issue notes to tendering Members in connection with the repurchase of Interests.

          Payment for repurchased Interests may require the Fund to liquidate portfolio holdings earlier than Alkeon would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. Alkeon intends to take measures (subject to such policies as may be established by the Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

MANDATORY REDEMPTIONS

          As noted in the prospectus, the Fund has the right to redeem an Interest (or portion thereof) of an Interest of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if:

          . ownership of an Interest by a Member or other person will cause the Fund or the Adviser to be in violation of, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

          . continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund, the Adviser or the Board, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

          . any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true; or

          . it would be in the best interests of the Fund to repurchase the Interest or a portion thereof.

TRANSFERS OF INTERESTS

          No person may become a substituted Member without the written consent of the Board, which consent may be withheld for any reason in its sole discretion. Interests may be transferred, pledged or assigned only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Board, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances. Without limiting the foregoing, the Board generally will not consent to a pledge, transfer or assignment (each, a "Transfer") unless the Transfer is (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Board may permit other Transfers under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such Transfer, the Board shall consult with counsel to the Fund to ensure that such Transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Fund of any proposed Transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to Transfer an Interest or portion thereof unless after such Transfer the balance of the capital account of the transferee, and the balance of the capital account of the Member transferring the Interest if the Transfer involves less than its entire Interest, is at least equal to Fund's minimum investment requirement.


          Any transferee meeting the Fund's eligibility requirements that acquires an Interest or portion thereof by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of the LLC Agreement, but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the LLC Agreement. If a Member Transfers an Interest or portion thereof with the approval of the Board, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and auditors' fees, incurred by the Fund in connection with such Transfer. If such a transferee does not meet the Member eligibility requirements, the Fund reserves the right to redeem its Interest. Any Transfer of an Interest in violation of the LLC Agreement will not be permitted and will be void.


          The LLC Agreement provides that each Member has agreed to indemnify and hold harmless the Fund, the Managers, the Adviser, Alkeon, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any Transfer of an Interest made by the Member in violation of these provisions or any misrepresentation made by the Member in connection with the Transfer.

                                BOARD OF MANAGERS

          The Board of Managers of the Fund provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Managers are not required to contribute to the capital of the Fund or to own Interests. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company Act) of the Fund (the "Independent Managers"). The Independent Managers perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Managers and officers of the Fund and brief biographical information regarding each Manager and officer during the past five years is set forth below. Each Manager who is deemed to be an "interested person" of the Fund, as defined by the Investment Company Act, is indicated by an asterisk.

          Thomas W. Brock, Manager (54). 600 Mamaroneck Avenue, Suite 431, Harrison NY 10528. Adjunct Professor, Columbia University Graduate School of Business since September 1998; Chairman, CEO, Salomon Brothers Asset Management, Inc. from 1993 to 1998; Trustee, Blythdale Children's Hospital since 1998; Board Member, WestHab since 1998.

          Michael E. Kenneally,* Manager (48). Banc of America Capital Management, LLC, 100 North Broadway, St. Louis, MO 63102-2728. Manager, Chairman, Chief Investment Officer, Banc of America Capital Management, LLC (or its predecessors) since January 2000; Manager, Banc of America Advisors, LLC (or its predecessors) since January 2000; Manager, Chief Investment Officer, BACAP Advisory Partners, LLC since May 2002; Senior Vice President, Bank of America, N.A. since 1997; Trustee, St. Louis Art Museum since January 2002; Trustee, St. Louis Opera Threatre from January 2001 to March 2002.

          Andrew M. Paul, Manager (46). Enhanced Capital Partners, LLC, 300 Park Avenue, 20/th/ Floor, New York, NY 10022. President and Chief Executive Officer, Enhanced Capital Partners, LLC since January 2001; Chair, MTS Health Partners, LLC since August 2001; Director, Sloans Lake Managed Care since February 2001; Managing Member, Welsh Carson Anderson & Stowe from August 1984 to September 2000.

          Alan Rappaport,* Manager (49). Bank of America, 9 West 57/th/ Street, 48/th/ Floor, New York, NY 10019. President, Bank of America Private Bank since April 2001; Managing Director, Chase Manhattan Corp. from July 2000 to April 2001; Partner, The Beacon Group, LLC from January 2000 to July 2000; Managing Director, CIBC Oppenheimer Corp. from May 1982 to January 2000.

          Thomas G. Yellin, Manager (49). ABC News, 125 West End Avenue, 4/th/ Floor, New York, NY 10023. Executive Producer, ABC News since June 1989.

          Robert H. Gordon, President (40). One Bank of America Plaza, Charlotte, NC 28255. Manager, President, Banc of America Advisors, LLC (or its predecessors) since February 1998; Manager, Banc of America Capital Management, LLC (or its predecessors) since January 2000; Manager, President, BACAP Advisory Partners, LLC since May 2002; Senior Vice President, Bank of America, N.A. (or its predecessors) since 1993; President, Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since March 1998.

          Edward D. Bedard, Treasurer (43). One Bank of America Plaza, Charlotte, NC 28255. Senior Vice President, Chief Operating Officer, Banc of America Advisors, LLC (or its predecessors) since 1996; Manager, Banc of America Advisors, LLC (or its predecessors) since 1997; Chief Administrative Officer, Treasurer, Banc of America Capital Management, LLC (or its predecessors) since January 2000; Manager, Chief Operating Officer, BACAP Advisory Partners, LLC since May 2002; Chief Financial Officer, Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1997.

          Gerald Murphy, Assistant Treasurer (41). One Bank of America Plaza, Charlotte, NC 28255. Senior Vice President, Banc of America Advisors, LLC (or its predecessors) since 1998; Senior Vice President, BACAP Advisory Partners, LLC since May 2002; Vice President, Citibank 1997 to December 1998; Treasurer, Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1999; Director of Financial Administration, Playfair & Associates, LLC from 1995 to 1997.



          Robert B. Carroll, Secretary (42). One Bank of America Plaza, Charlotte, NC 28255. Associate General Counsel, Bank of America Corporation since 1999; Secretary, Nations Balanced Target Maturity Fund, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Hatteras Income Securities, Inc. since 1997; Assistant General Counsel, Bank of America Corporation from 1996 to 1999.

          The Managers serve on the Board for terms of indefinite duration. A Manager's position will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by
Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to fill that vacancy, so long as immediately after such appointment at least two-thirds of the Managers then serving have been elected by the Members. The Managers may call a meeting of Members to elect an individual to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who have been elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business of the Fund, the Adviser must convene a meeting of Members within 60 days for the purpose of determining whether to continue the business of the Fund.


          The Fund has a standing Audit Committee currently consisting of Thomas
W. Brock, Andrew M. Paul and Thomas G. Yellin, all of whom are members of the Board of Managers and are currently non-interested persons of the Fund. The principal functions of the Fund's Audit Committee are: (i) to recommend to the Board of Managers the appointment of the Fund's independent auditors, (ii) to meet separately with the independent auditors (and counsel for Independent Managers) and review the scope and anticipated costs of the audit and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.


COMPENSATION


          The following table shows compensation expected to be paid to the Independent Managers for the current fiscal year:

         Name and                   Aggregate Compensation from      Total Compensation from Fund and
     Position with Fund                     the Fund*                          Fund Complex
------------------------------      ---------------------------      --------------------------------
Thomas W. Brock, Manager                    $15,000                            $15,000 (1)**
Andrew M. Paul, Manager                     $15,000                            $15,000 (1)**
Thomas G. Yellin, Manager                   $15,000                            $15,000 (1)**



          Managers who are not employees of the Adviser or any affiliate of the Adviser are paid an annual retainer by the Fund of $11,000, plus a fee of $1,000 per meeting of the Board or any committee thereof. Such Managers are reimbursed by the Fund for their reasonable travel and out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Fund. Managers employed by the Adviser or any affiliate of the Adviser, and the officers of the Fund, do not receive any compensation from the Fund.

                          INVESTMENT ADVISORY SERVICES

GENERAL


          The Adviser, BACAP Advisory Partners, LLC, serves as the Fund's investment adviser, subject to the ultimate supervision of and subject to any policies established by the Board, pursuant to the terms of an investment advisory agreement with the Fund (the "Advisory Agreement") dated as of August 1, 2002. The Adviser is a newly formed Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").


          Under the Advisory Agreement, the Adviser is responsible for developing, implementing and supervising the Fund's investment program. Banc of America Advisors, LLC ("BAA"), a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation ("BAC"), is the managing member of the Adviser. The Adviser is authorized, subject to the approval of the Board and Members, to retain one of its members or affiliates to act as a sub-adviser and provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing those services. Alkeon Capital Management, LLC, a non-managing member of the Adviser, has been retained to serve as the sub-adviser to the Fund and provides day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

          In consideration of services provided by the Adviser, the Fund will pay the Adviser a quarterly fee (the "Management Fee") computed at the annual rate of 1.00% of the aggregate value of outstanding Interests determined as of the last day of each fiscal quarter (before any repurchases of Interests or Incentive Allocations, as defined below). In addition, the Adviser is entitled to be the special advisory member of the Fund (the "Special Advisory Member") and to receive in such capacity a performance-based incentive allocation (the



--------
* Estimated for the fiscal year ending December 31, 2002 assuming a full year of compensation, excluding out of pocket reimbursements.

**   Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Fund, for which the Board Member serves.

"Incentive Allocation") that is determined as a percentage of the net profits otherwise allocable to each Member and is allocated to a capital account in the Fund maintained solely for this purpose (the "Special Advisory Account"). The method of computation of the Incentive Allocation is described in the prospectus.


          The Advisory Agreement was approved by the Board (including a majority of the Independent Managers) at a meeting held in person on April 29, 2002, and was approved on April 29, 2002 by the Adviser as the Fund's sole initial Member. The Advisory Agreement has an initial term expiring two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.



          The Advisory Agreement provides that the Adviser will not be liable to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance by the Adviser of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or any of its officers, directors, employees or agents in the performance of their duties under the Advisory Agreement, or from reckless disregard by the Adviser of obligations and duties under the Advisory Agreement. The Advisory Agreement also provides for indemnification by the Fund of the Adviser and each of the Adviser's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Advisory Agreement.






          Alkeon Capital Management, LLC is a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act. Mr. Panayotis ("Takis") Sparaggis is the controlling person of Alkeon. Pursuant to a sub-advisory agreement with the Adviser (the "Sub-Advisory Agreement") dated as of August 1, 2002, Alkeon has been retained by the Adviser to manage the Fund's investment portfolio and to provide various other services. Subject to the general supervision of the Adviser, Alkeon will be responsible for all decisions regarding the investment and reinvestment of the Fund's assets and for the placement of all orders to purchase and sell investments for the Fund. Alkeon is an independent investment adviser that is not affiliated with BAA.



          In consideration of services provided by Alkeon under the Sub-Advisory Agreement, the Adviser will pay Alkeon a fee computed and paid monthly at the annual rate of 0.25% of the aggregate value of outstanding Interests determined as of the last day of each month (before any repurchases of Interests or Incentive Allocations). This fee is paid by the Adviser and not by the Fund. As a non-managing member of the Adviser, Alkeon also will be entitled to share in the revenues of the Adviser.



          The Sub-Advisory Agreement was approved by the Board (including a majority of the Independent Managers) at a meeting held in person on April 29, 2002, and was approved on April 29, 2002 by the Adviser as the sole initial Member. The Sub-Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided that, in either event, the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the Fund; or by the Adviser. The Sub-Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.


          The Sub-Advisory Agreement provides that Alkeon will not be liable to the Adviser for any error of judgment or mistake of law or for any loss suffered by the Adviser in connection with the performance by Alkeon of its duties under the Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Alkeon or any of its officers, directors, employees or agents in the performance of their duties under the Sub-Advisory Agreement, or from reckless disregard by Alkeon of obligations and duties under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides for indemnification by the Fund of Alkeon and each of Alkeon's officers, directors, employees or agents against any liabilities and expenses reasonably incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of their duties under the Sub-Advisory Agreement. Indemnification is available only to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Sub-Advisory Agreement.


          The interests of BAA and Alkeon in the Adviser, as it relates to the Adviser's business of providing services to the Fund, are represented by a separate series of interests in the Adviser relating specifically to such business. Pursuant to applicable law, the debts, liabilities and obligations of the Adviser related to that series are enforceable against the assets of that series only, and not against the assets of any other series or of the Adviser generally. Similarly, the debts, liabilities and obligations of the Adviser relating to any other series of interests in the Adviser are not enforceable against the assets of the series relating to the Fund. Other series of interests in the Adviser may be formed to represent interests in other business activities of the Adviser. As members of the Adviser, BAA and Alkeon will each participate in the profits, if any, derived by the Adviser from amounts paid by the Fund and Members to the Adviser.

FUND EXPENSES

          The Fund will bear all costs and expenses incurred in its business and operations other than those specifically required to be borne by the Adviser pursuant to the Advisory Agreement. Costs and expenses borne by the Fund include, but are not limited to, the following:


          . all costs and expenses directly related to investment transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in investment funds;

          . all costs and expenses associated with the operation and registration of the Fund, offering costs and the costs of compliance with any applicable Federal and state laws;

          . the costs and expenses of holding meetings of the Board and any meetings of Members, including costs associated with the preparation and dissemination of proxy materials;


          . the fees and disbursements of Fund legal counsel, legal counsel to the Independent Managers, if any, independent auditors for the Fund and other consultants and professionals engaged on behalf of the Fund;

          .    the Management Fee;

          . the fees payable to fund accounting agents, transfer agents, custodians and other persons providing administrative services to the Fund;

          . the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund and/or the Board;

          . all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

          .    any entity-level taxes; and

          .    such other expenses as may be approved by the Board.


          Members, as investors in the Fund, will indirectly bear the Fund expenses described above. In addition, Member's capital accounts will be subject to the Incentive Allocation. The treatment of the Fund's organization and offering costs is described in the prospectus under the caption "Management of the Fund - Fund Expenses."




CODE OF ETHICS

          The Fund, the Adviser, Alkeon and Banc of America Securities LLC, the Fund's distributor, have each adopted codes of ethics. The codes of ethics are designed to detect and prevent improper personal trading by their personnel, including investment personnel, that might compete with or otherwise take advantage of the Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Adviser and Alkeon, as well as employees of the Adviser and Alkeon having knowledge of the investments and investment intentions of the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

          The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                              CONFLICTS OF INTEREST


THE ADVISER AND BAA


          In addition to serving as the managing member of the Adviser, BAA (directly or through its affiliates, including the Adviser) carries on substantial investment activities for its own account and for other registered investment companies and private investment companies (collectively, "BAA Clients"). The Fund has no interest in these activities. As a result of the foregoing, BAA and its officers or employees who assist BAA in its management of the Adviser will be engaged in substantial activities other than on behalf of the Adviser and may have conflicts of interest in allocating their time and activities between the Adviser and BAA Clients. Nevertheless, BAA and its officers and employees will devote so much of their time to the affairs of the Adviser as in their judgment is necessary and appropriate.

          Situations may arise in which accounts affiliated with BAA or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, BAA or its affiliates may trade, position or invest in, for its own account, the same securities as those in which the Fund invests. This could have an adverse impact on the Fund's investment performance.

          BAC, the parent company of BAA, and its affiliates, in the ordinary course of their business, have in the past and may in the future, have other business relationships giving rise to compensation, such as underwriting, market-making or investment banking relationships, with Alkeon and others involved with Alkeon, or with parties adverse to Alkeon.

          The Adviser or BAA may pay out of their own resources amounts to the Distributor and to selling agents for sales and investor support services. Such selling agents may be affiliated with the Adviser. The Adviser intends to make certain payments to the Distributor and to brokers, dealers and other financial intermediaries. See "Distribution Arrangements" in the prospectus.


ALKEON

          Alkeon, its affiliates and certain of the investment professionals who are principals of or employed by Alkeon or its affiliates (collectively with Alkeon, the "Alkeon Affiliates") carry on substantial investment activities for other advised accounts and for their own accounts. In addition, the Alkeon Affiliates advise registered investment companies, and private investment partnerships, established by Alkeon or others, with investment programs similar to that of the Fund. (All accounts managed by the Alkeon Affiliates, excluding the Fund, are referred to collectively as the "Alkeon Accounts.") The Fund has no interest in these activities. As a result of the foregoing, Alkeon and the investment professionals of Alkeon who will manage the Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund and may have conflicts of interest in allocating their time and activity between the Fund and the Alkeon Accounts. These persons will devote only so much time to the affairs of the Fund as in the judgment of Alkeon is necessary and appropriate.

          In addition, the Alkeon Affiliates may receive research products and services in connection with the brokerage services that BAA and its affiliates may provide from time to time (i) to one or more Alkeon Accounts or (ii) to the Fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

          The Alkeon Affiliates serve or may serve as the investment adviser for certain Alkeon Accounts. As a general matter, Alkeon (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Alkeon Affiliates for investment for those other Alkeon Accounts. There may be circumstances, however, under which the Alkeon Affiliates will cause one or more Alkeon Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which Alkeon will commit the Fund's assets. There also may be circumstances under which the Alkeon Affiliates will consider participation by Alkeon Accounts in investment opportunities in which Alkeon does not intend to invest on behalf of the Fund.

          Alkeon will evaluate for the Fund and for each Alkeon Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Alkeon Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Alkeon Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Alkeon Accounts may differ from time to time. In addition, the fees and expenses of the Fund will differ from those of the Alkeon Accounts. Accordingly, the future performance of the Fund and the Alkeon Accounts will vary.

          When Alkeon determines that it would be appropriate for the Fund and one or more Alkeon Accounts, respectively, to participate in an investment opportunity at the same time, they will attempt to aggregate, place and allocate orders on a basis that Alkeon believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Alkeon Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other, and Alkeon will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

          Situations may occur, however, where the Fund could be disadvantaged because of the investment activities conducted by the Alkeon Affiliates for the Alkeon Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations on the combined size of positions that may be taken for the Fund and the Alkeon Accounts, thereby limiting the size of the Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Fund and the Alkeon Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Alkeon Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

          The directors, officers and employees of the Alkeon Affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees of the Alkeon Affiliates for the Alkeon Accounts, that are the same, different or made at a different time than positions taken for the Fund.

OTHER MATTERS

          The Adviser, Alkeon and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, the Fund may effect certain principal transactions in securities with one or more Alkeon Accounts, except for accounts in which Alkeon or any Alkeon Affiliate serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from Alkeon's or an Alkeon Affiliate's appointment as an investment adviser to the account). These transactions would be effected in circumstances where Alkeon has determined that it would be appropriate for the Fund to purchase and an Alkeon Account to sell, or the Fund to sell and an Alkeon Account to purchase, the same security or instrument on the same day.

          As a result of the investment banking and corporate finance activities of BAA and its affiliates, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. This could have an adverse impact on the Fund's investment performance. Additionally, the Fund may purchase securities being offered in an underwriting in which BAA or one of its affiliates is participating only subject to certain conditions. Affiliates of the Adviser or of Alkeon may act as broker for the Fund in connection with portfolio transactions. See "Brokerage."


          Under the U.S. banking laws and the rules, regulations and guidelines and the interpretations and administration thereof by the staff of the regulatory agencies, the Adviser and BAA and their affiliates are subject to restrictions on the transactions that they may make with the Fund, and their restrictions may affect the investments made by the Fund.

          Future investment activities of BAA or Alkeon or their affiliates, and their principals, partners, directors, officers or employees, may give rise to additional conflicts of interest.


          In the future, Banc of America Securities LLC, an affiliate of BAA and the Fund's distributor, may act as the prime broker for the Fund, or as co-prime broker, to the extent permissible under applicable rules and regulations.


                                   TAX ASPECTS

          The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Fund as a partnership for Federal income tax purposes.

          This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

          EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

          In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

Tax Treatment of Fund Operations

          Classification of the Fund. The Fund will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Fund, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board, the Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Fund may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Fund has more than 100 Members.

          The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Fund as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board, the interests in the Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated as a publicly traded partnership taxable as a corporation.

          Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Fund; and Members would not be entitled to report profits or losses realized by the Fund.

          As a partnership, the Fund is not itself subject to Federal income tax. The Fund files an annual partnership information return with the Service which reports the results of operations. Each Member is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.


          Allocation of Profits and Losses. Under the LLC Agreement, the Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for Federal income tax purposes. The LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.


          Under the LLC Agreement, the Board has the discretion to allocate specially an amount of the Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Adviser and to a withdrawing Member, in either case to the extent that the Member's capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if the Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, the Fund's gains allocable to the remaining Members would be increased.


          Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the LLC Agreement, the Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Board presently does not intend to make such election.


          The Board decides how to report the partnership items on the Fund's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Fund's items have been reported. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner", has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain

Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

          A Member receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to the Fund. However, a withdrawing Member will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" exceeds the Member's basis in such unrealized receivables (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

          As discussed above, the LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to the Adviser and to a withdrawing Member, in either case to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation may result in the withdrawing Member recognizing capital gain, which may include short-term gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

          Distributions of Property. A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of
Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner", which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Tax Treatment of Fund Investments

          In General. The Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

          Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, the Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time the Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which the Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of the Fund.


          The maximum ordinary income tax rate for individuals is 38.6%/1/ and, in general, the maximum individual income tax rate for long-term capital gains is 20%/2/ (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.



          The Fund may realize ordinary income from dividends and accruals of interest on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, the Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. The Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by the Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures and Certain Other Expenditures" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income./3/



---------
/1/ Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.

/2/ The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.

/3/ Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated

          Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to the Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of the Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

          As indicated above, the Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if the Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) the Fund makes an election (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

          Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A
Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by the Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by the Fund in computing its taxable income for such year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss


---------
transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

          Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

          Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are Section 1256 Contracts. Pursuant to Temporary Regulations, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by the Fund will be accepted by the Service.

          Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by the Fund.

          Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if the Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

          Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by the Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities.

          Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

          For purposes of this provision, the Fund's activities will be treated as giving rise to investment income for a Member, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

          Deductibility of Fund Investment Expenditures and Certain Other Expenditures. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income./4/ In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650 for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized


----------------

/4/ However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeals on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisors as to the applicability of these cases to the investment expenses that are allocated to them.

deductions otherwise allowable for the taxable year./5/ Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

          It is unclear whether all or a portion of the Fund's operations will qualify as trading -- rather than investment -- activities, the expenses for which would not be treated as investment expenses. Therefore, pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility may apply to a noncorporate Member's share of the expenses of the Fund, including the Management Fee. Although the Fund intends to treat the Incentive Allocation as not being subject to the foregoing limitations on deductibility, there can be no assurance that the Service may not treat such Incentive Allocation as an investment expense which is subject to the limitations.

          The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations. In addition, all Members should be aware that expenditures attributable to placement services are not deductible by the Fund.

          No deduction is allowed for any placement fees paid by a Member to acquire an Interest, and no deduction would be allowed for any Member for other Fund expenditures attributable to placement services. Instead any such fees will be included in the Member's adjusted tax basis for its Interest.

          Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from the Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from the Fund. Income or loss attributable to the Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

          "Phantom Income" From Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to the Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

------------------------

/5/ Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Foreign Taxes

          It is possible that certain dividends and interest received by the Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax the Fund will pay since the amount of the Fund's assets to be invested in various countries is not known.

          The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

          Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner./6/ This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

          This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of (i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, the Fund's income (or loss) from these investments may constitute UBTI.

          The Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued

------------------------

/6/ With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI./7/ To the extent the Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

                  To the extent the Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of the Fund, an allocable portion of deductions directly connected with the Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

                  Since the calculation of the Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by the Fund from time to time,/8/ it is impossible to predict what percentage of the Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of the Fund which is treated as UBTI may not be offset by losses of the exempt organization either from the Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

                  To the extent that the Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Fund will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Fund is highly complex, and there is no assurance that the Fund's calculation of UBTI will be accepted by the Service.

------------------------

/7/ Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

/8/ The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in the Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

                  In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization./9/ However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

                  Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

                  In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

                  In some instances, an investment in the Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to

------------------------

/9/ Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, the Board believes that the Fund will meet such 95% gross income test.

                  A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

                  Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

                  Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

                  In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local tax laws differ in the treatment of limited liability companies such as the Fund. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, the Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

                  State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of the Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which the Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

                  New York. The Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which the

Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in the Fund.

                  Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of the Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

                  For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively./10/ Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

                  Regulations under both the New York State corporate franchise tax and the New York City general corporation tax, however, provide an exception to this general rule in the case of a "portfolio investment partnership", which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York
City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2)(B)(iii) as qualifying gross income for this purpose. The Fund's qualification as such a portfolio investment partnership must be determined on an annual basis and, with respect to a taxable year, the Fund may not qualify as a portfolio investment partnership.

                  A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York

------------------------

/10/ New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

                  Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in the Fund.

                  North Carolina. Ernst & Young LLP has advised the Fund that the North Carolina activities of the Fund may cause it to be considered to be doing business in that State. Therefore, nonresident Members could be subject to North Carolina tax on their portion of the Fund's income that is considered North Carolina source. If such were the case, the Fund would likely elect to satisfy each nonresident Member's liability (if any) by filing a composite tax return on behalf of the nonresident Members. The composite tax, which is calculated at the rate of 4% of the Fund's North Carolina source income, will be allocated and reported to each nonresident Member with the annual tax information. Such tax may be creditable against a nonresident Member's state tax in their resident state. Each non-resident Member is encouraged to consult with their own tax advisers with respect to this tax.

                              ERISA CONSIDERATIONS

                  Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of
Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

                  ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

                  Because the Fund is registered as an investment company under the Investment Company Act, the underlying assets of the Fund should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules. Thus, none of the Adviser, Alkeon or any of the Managers will be fiduciaries within the meaning of ERISA by reason of their authority with respect to the Fund.

                  A Benefit Plan which proposes to invest in the Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

                  Certain prospective Benefit Plan Members may currently maintain relationships with the Adviser, Alkeon or the Managers or their affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA and Benefit Plan Members should consult with counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

                  The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

                  Alkeon is responsible for the selection of brokers to execute the Fund's portfolio transactions. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

                  In selecting brokers and dealers to execute transactions on behalf of the Fund, Alkeon generally will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that Alkeon generally will seek reasonably competitive commission rates, Alkeon will not necessarily pay the lowest commission available on each transaction. Alkeon typically will have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

                  Consistent with the principle of seeking best price and execution, Alkeon may place orders for the Fund with brokers that provide Alkeon with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of Alkeon are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to Alkeon and its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is necessarily used by Alkeon in connection with the Fund. Conversely, the information provided to Alkeon by brokers and dealers through which other clients of Alkeon and its affiliates effect securities transactions may be useful to Alkeon in providing services to the Fund.

                  Although the Fund cannot accurately predict its portfolio turnover, the Fund generally expects that its annual portfolio turnover rate generally will exceed 100%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to the Members as ordinary income.

                  The Fund may effect portfolio brokerage transactions through affiliates of the Adviser or Alkeon. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the Investment Company and Rule 17e-1 thereunder. When acting as broker for the Fund in connection with the sale of securities to or by the Fund, compensation received by the affiliated broker is subject to the following limits: (1) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the Investment Company Act); (2) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (3) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time.

                               VALUATION OF ASSETS

                  The Board has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:


                  Domestic exchange traded and Nasdaq listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets and liabilities will be valued at fair value as determined in good faith by, or under the supervision of, the Board.


                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board to represent fair value.

                  If in the view of Alkeon, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, Alkeon may request a valuation committee comprised of two Managers to instead value the security at fair value. In any such situation, the valuation committee will consider the recommendation of Alkeon, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.


                     INDEPENDENT AUDITORS AND LEGAL COUNSEL

                  Ernst & Young LLP serves as the independent auditors of the Fund. Its principal business address is 5 Time Square, New York, New York 10036.

                  Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Fund. The firm also serves as legal counsel to the Adviser, BAA and their affiliates with respect to certain matters. Drinker, Biddle & Reath LLP serves as legal counsel to the Independent Managers.


                                    CUSTODIAN


                  PFPC Trust Company (the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) as approved or authorized by the Board. The Custodian's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.
                                 CONTROL PERSONS

                  The Adviser has invested $289,000 in the Fund in order to provide the Fund's initial capital, and has been the sole Member of the Fund. By virtue of its ownership of more than 25% of the outstanding Interests, the Adviser may be deemed to control the Fund and may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. The Adviser may continue to be deemed to control the Fund after the Initial Closing, depending on the value of Interests then held by persons unaffiliated with the Adviser, until such time as the purchase of Interests by persons unaffiliated with the Adviser result in the Interest of the Adviser (together with any Interests held by affiliates of the Adviser) constituting 25% or less of outstanding Interests.


                            SUMMARY OF LLC AGREEMENT

                  The following is a summary description of additional items and of select provisions of the LLC Agreement that are not described elsewhere in this SAI or in the Fund's prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix C to the prospectus.

LIABILITY OF MEMBERS

                  Members in the Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and the LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to the LLC

Agreement and to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to the Fund, whether before or after the Fund's dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet the Fund's debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's Interest and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

DUTY OF CARE

                  The LLC Agreement provides that no Manager, Adviser, Alkeon or their affiliates shall be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Fund, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. A Manager will not be personally liable to any Member for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal, state or local income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

POWER OF ATTORNEY

                  By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the prospectus as Appendix A), each Member will appoint the Adviser and each of the Managers his or her attorneys-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

                  The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Board for admission to the Fund as substitute Members.

TERM, DISSOLUTION AND LIQUIDATION

                  The Fund will be dissolved:

                  . upon the affirmative vote to dissolve the Fund by (1) the Board or (2)

                           Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

                  . upon the expiration of any two-year period that commences on the date on which any Member has submitted a written notice to the Fund requesting the repurchase of its entire Interest, in accordance with the LLC Agreement, if the Fund has not repurchased the Member's Interest;

                  . upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Fund; or

                  .        as required by operation of law.

                  Upon the occurrence of any event of dissolution, the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Adviser to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the prospectus under "Capital Accounts--Allocation of Net Profits and Losses; Allocation of Offering Costs."

                  Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members, including actual or anticipated liquidation expenses, (2) next to satisfy debts, liabilities and obligations owing to the Members, (3) next to the Special Advisory Member to the extent of any balance in the Special Advisory Account after giving effect to any Incentive Allocation to be made as of the date of dissolution of the Fund, and (4) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

VOTING

                  Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Board or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser of the Fund, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund. The interest of the Special Advisory Member is non-voting.

REPORTS TO MEMBERS

                  The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal, state and local income tax or information returns, along with any other tax information required by law. The Fund will send to Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act.


FISCAL YEAR

                  The Fund's fiscal year ends on December 31.

                       FUND ADVERTISING AND SALES MATERIAL

                  Advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance will normally be portrayed as the net return to an investor in the Fund during each month or quarter of the period for which investment performance is being shown. Cumulative performance and year-to-date performance computed by aggregating quarterly or monthly return data may also be used. Investment returns will be reported on a net basis, after all fees and expenses and the Incentive Allocation. Other methods may also be used to portray the Fund's investment performance.

                  The Fund's investment performance will vary from time to time, and past results are not necessarily representative of future results.


                  Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indices and indices, including but not limited to the Standard & Poor's Composite Index of 500 Stocks and the NASDAQ Composite Index. Comparisons may also be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

                              FINANCIAL STATEMENTS

The following comprise the financial statements of the Fund:

..    Independent Auditors' Report.

..    Statement of Assets, Liabilities and Member's Capital.

..    Statement of Operations.

..    Notes to the Financial Statements.

                         Report of Independent Auditors


To the Member and Board of Managers of
         BACAP Opportunity Strategy, LLC

We have audited the accompanying statement of assets, liabilities, and Member's Capital of BACAP Opportunity Strategy, LLC (the "Fund") as of June 14, 2002 and the related statement of operations for the period from March 6, 2002 (date of organization) to June 14, 2002. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BACAP Opportunity Strategy, LLC at June 14, 2002, and the results of its operations for the period from March 6, 2002 to June 14, 2002, in conformity with accounting principles generally accepted in the United States.

                             /s/ Ernst & Young LLP


New York, New York
June 14, 2002

BACAP OPPORTUNITY STRATEGY, LLC


              STATEMENT OF ASSETS, LIABILITIES AND MEMBER'S CAPITAL
                                  JUNE 14, 2002


Assets
Cash                                                                   $   289,000


Liabilities
Accrued organizational expenses                                            189,000
                                                                       -----------

Net Assets                                                             $   100,000
                                                                       ===========

Member's Capital
Capital contributions                                                  $   289,000


Net investment loss                                                   (    189,000)
                                                                       -----------

Total Member's Capital                                                 $   100,000
                                                                       ===========

                             STATEMENT OF OPERATIONS

For the period from March 6, 2002 (date of organization) to June 14, 2002


Investment Income                                                      $         -

Expenses
Organizational expenses                                                    189,000
                                                                       -----------

Net Investment Loss                                                   ($   189,000)
                                                                       ===========

See notes to financial statements.

                         BACAP OPPORTUNITY STRATEGY, LLC
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1.  Organization

BACAP Opportunity Strategy, LLC (the "Fund") was organized as a Delaware limited liability company on March 6, 2002. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund has had no operations through June 14, 2002 other than those related to organizational matters and the sale and issuance of $289,000 of limited liability company interests in the Fund to BACAP Advisory Partners, LLC (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser, the Adviser will be responsible for developing, implementing and supervising the Fund's investment program. Banc of America Advisors, LLC, a wholly-owned direct subsidiary of Bank of America, N.A. and a wholly-owned indirect subsidiary of Bank of America Corporation, is the managing member and controlling person of the Adviser. Alkeon Capital Management, LLC (the "Sub-Adviser"), a non-managing member of the Adviser, has been retained to serve as the Sub-Adviser to the Fund and will provide day-to-day investment management services to the Fund, subject to the general supervision of the Adviser.

The Fund's investment objective is to achieve long-term capital appreciation. The Fund will pursue this objective by investing its assets primarily in long and short positions in the securities of (i) companies engaged in developing, producing or delivering technology related products or services, (ii) companies which may benefit from, or be disadvantaged by, technology related products or services and (iii) companies that derive significant revenues from businesses that the Sub-Adviser believes will be affected by technological events and advances. Examples of the types of industries in which the Fund may invest are: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); life sciences (including pharmacology and biotechnology); networking; semiconductors; and telecommunications (including equipment makers and service providers).

Investors who purchase limited liability company interests in the Fund ("Interests") and are admitted to the Fund by its Board of Managers (the "Board") will become members of the Fund ("Members").

The Fund is offering $125 million in Interests through Banc of America Securities, LLC (the "Distributor"), and through brokers, dealers and other financial institutions that have entered into selling agreements with the Distributor. The Adviser intends from its own resources to compensate the Distributor and brokers, dealers and other financial institutions that sell Interests to their customers. It is expected that the initial offering of Interests will close on August 1, 2002. Subsequent to the initial offering, Interests will be offered and may be purchased on a monthly basis or at such other times as may be determined by the Board.

The Fund may offer from time to time to repurchase Interests pursuant to written tenders by Members. The Adviser expects that it will recommend to the Board that the Fund offer to repurchase Interests from Members as of June 30, 2003 and thereafter, twice each year, in June and December.

                         BACAP OPPORTUNITY STRATEGY, LLC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)



NOTE 2.  Significant Accounting Policies

The Fund's organizational expenses estimated at $189,000 have been charged to expense. Offering costs, estimated to aggregate approximately $143,000, will be charged to capital at the time of the issuance of Interests. To achieve an equitable distribution of the impact of organizational and offering costs among Members, an amount equal to those costs incurred by the Fund will be allocated among and credited to or debited against the capital accounts of all Members based on the percentage that a Member's contributed capital bears to the total capital contributed to the Fund by all Members as of the relevant allocation date. An initial allocation of those costs will be made as of the first date on which capital contributions of investors are made (the "Initial Closing Date"). These allocations will thereafter be adjusted as of each date on which additional capital is contributed to the Fund by investors through and including the date, which is twelve months after the Initial Closing Date.

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

No provision for the payment of Federal, state or local income taxes has been provided. Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

NOTE 3.  Management Fee, Incentive Allocation and Other Fees

The Fund will pay a monthly fee (the "Management Fee") to the Adviser for management services provided by the Adviser at the annual rate of 1.00% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser will pay the Sub-Adviser a monthly fee for sub-advisory services at the annual rate of 0.25% of the Fund's net assets determined as of the last day of each month (before reduction for any repurchases of Interests or Incentive Allocation). The Adviser is also entitled to receive a performance-based allocation equal to 20% of the net profits, if any, that otherwise would have been credited to the capital account of each Member (the "Incentive Allocation"). The Incentive Allocation will apply only to net profits for the applicable period that exceed any balance in a "Loss Recovery Account", as described in the Fund's prospectus, established for each Member. Thus, if a net loss is allocated to a Member, the Member will not be subject to the Incentive Allocation except to the extent subsequent net profits allocated to the Member exceed the net loss.

PFPC Inc. ("PFPC"), an affiliate of PNC Bank, N.A., will provide administration, accounting, investor servicing and taxation services to the Fund. In consideration of these services, the Fund will pay PFPC a monthly fee computed at the annual rate of 0.10% of the Fund's average daily net assets (subject to a monthly minimum fee), with lower rates applicable with respect to that portion of

                         BACAP OPPORTUNITY STRATEGY, LLC
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


the Fund's average daily net assets in excess of $250 million, plus an annual fee of $15,000 for tax reporting services. The Fund will also reimburse PFPC for certain out-of-pocket expenses. PFPC will also provide transfer agent services to the Fund and will be paid a separate fee for those services.

PFPC Trust Company, an affiliate of PNC Bank, N.A., will serve as the custodian of the Fund's assets and will provide custodial services to the Fund.

                                     PART C
                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

      (1)  Financial Statements:




           Part A: Financial Highlights. (Not applicable)

           Part B: Report of Independent Auditors, Statement of Assets and Liabilities, Notes to Financial Statements.

      (2)  Exhibits:

           (a)    (i)   Certificate of Formation of Registrant: Previously filed
                  with Registrant's initial registration statement (Reg. No. 333-85892, 3/26/02) and incorporated herein by reference.

                  (ii) Certificate of Amendment of the Certificate of Formation of Registrant dated March 21, 2002: Previously filed with Registrant's initial registration statement (Reg. No. 333-85892, 3/26/02) and incorporated herein by reference.

                  (iii) Certificate of Amendment of the Certificate of Formation of Registrant dated June 13, 2002.

                  (iv) Limited Liability Company Agreement of Registrant - Filed herewith as Appendix C to the prospectus.

           (b)    Not applicable.

           (c)    Not applicable.

           (d)    Not applicable.

           (e)    Not applicable.

           (f)    Not applicable.


           (g)    (i)   Form of Investment Advisory Agreement.

                  (ii)  Form of Sub-Advisory Agreement.

           (h)    Form of Distribution Agreement.

           (i)    Not applicable.

           (j)    Form of Custodian Services Agreement.

           (k)    (i)   Form of Escrow Agreement.

                  (ii) Form of Administration, Accounting and Investor Servicing Agreement.

           (l)    Opinion and Consent of Schulte Roth & Zabel LLP.

           (m)    Not applicable.


           (n)    (i)   Opinion and Consent of Schulte Roth & Zabel LLP on tax
                  matters.

                  (ii)  Consent of Independent Auditors.

           (o)    Not applicable.

           (p)    Agreement Regarding Provision of Initial Capital.

           (q)    Not applicable.


           (r)    (i)   Code of Ethics of BACAP Opportunity Strategy, LLC.

                  (ii)  Code of Ethics of BACAP Advisory Partners, LLC.

                  (iii) Code of Ethics of Alkeon Capital Management, LLC.

                  (iv)  Code of Ethics of Banc of America Securities LLC.

Item 25.   Marketing Arrangements

      Not applicable

Item 26.   Other Expenses of Issuance and Distribution

      Registration fees                            $ 11,500
      Legal fees                                     85,000
      NASD fees                                      13,000
      Blue Sky fees                                  26,000
      Printing                                        7,500

                  Total                            $143,000

Item 27.   Persons Controlled by or Under Common Control with Registrant




      Reference is made to the most recent form 10-K filed by Bank of America Corporation as filed with SEC on March 27, 2002 for the period ended December 31, 2001.

Item 28. Number of Holders of Securities


      As of June 18, 2002, the number of record holders of each class of securities of Registrant, is shown below:

                       (1)                                (2)
                  Title of Class                 Number of Recordholders

       Limited liability company interests                 1

Item 29. Indemnification

      Reference is made in the provisions of Section 3.8 of Registrant's limited liability company agreement filed as Exhibit 2(a)(iv) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Adviser



      There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and director of BACAP Advisory Partners, LLC (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

      To the knowledge of Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the managers and officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of Bank of America Corporation, the parent company of the Adviser.




      To the knowledge of Registrant, neither the managing member nor any of the executive officers of Alkeon Capital Management LLC ("Alkeon"), the investment sub-adviser of the Fund, has been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except for employment at another investment firm until December 31, 2001.

      (a) The Adviser provides investment advisory services to Registrant. The Adviser is a subsidiary of Banc of America Advisors, LLC, which in turn is a wholly-owned subsidiary of Bank of America, N.A., which in turn is a wholly-owned subsidiary of Bank of America Corporation. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (File no. 801-61037). The principal business address of the Adviser is 101 South Tryon Street, Charlotte, NC 28255.

      (b) Alkeon provides investment sub-advisory services for Registrant and certain other customers. Alkeon is a member of the Adviser. Information with respect to each manager and executive officer of Alkeon is incorporated by reference to Form ADV filed by Alkeon with the SEC pursuant to the Advisers Act (File no. 801-60773). The principal business address of Alkeon is 350 Madison Avenue, New York, NY 10017.

Item 31.  Location of Accounts and Records

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of the Adviser at its offices at 101 South Tryon Street, Charlotte, NC 28255, or in the possession of Registrant's administrator, PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32.  Management Services

      Not applicable.

Item 33.  Undertakings


      I. Registrant undertakes to suspend the offering of Interests until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the prospectus.




      II. Registrant hereby undertakes:

          (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:


                (i) to include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                   (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

              (b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the Interests offered therein, and the offering of Interests at that time shall be deemed be the initial bona fide offering thereof; and

              (c) to remove from registration by means of a post-effective amendment any of the Interests being registered which remain unsold at the termination of the offering.



         III. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                    FORM N-2

                         BACAP OPPORTUNITY STRATEGY, LLC

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amended registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of June 2002.


                                       BACAP OPPORTUNITY STRATEGY, LLC


                                       By: /s/ Robert H. Gordon
                                          --------------------------------------
                                          Name:  Robert H. Gordon
                                          Title: President


     Pursuant to requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated.

                                        Title          Date


/s/ Robert H. Gordon                    President      June 18, 2002
------------------------------
Robert H. Gordon

/s/ Edward D. Bedard                    Treasurer      June 18, 2002
------------------------------
Edward D. Bedard

/s/ Thomas W. Brock                     Manager        June 18, 2002
------------------------------
Thomas W. Brock

/s/ Michael E. Kenneally                Manager        June 18, 2002
------------------------------
Michael E. Kenneally

/s/ Andrew M. Paul                      Manager        June 18, 2002
------------------------------
Andrew M. Paul

/s/ Alan Rappaport                      Manager        June 18, 2002
------------------------------
Alan Rappaport

/s/ Thomas G. Yellin                    Manager        June 18, 2002
------------------------------
Thomas G. Yellin

                                    FORM N-2

                         BACAP OPPORTUNITY STRATEGY, LLC

                                  EXHIBIT INDEX

(a)  (iii) Certificate of Amendment of the Certificate of Formation of
           Registrant dated June 13, 2002.

(a)  (iv)  Limited Liability Company Agreement of Registrant - Filed herewith as
           Appendix C to the prospectus

(g)  (i)   Form of Investment Advisory Agreement


(g)  (ii)  Form of Sub-Advisory Agreement

(h)        Form of Distribution Agreement

(j)        Form of Custodian Services Agreement

(k)  (i)   Form of Escrow Agreement

(k)  (ii)  Form of Administration, Accounting and Investor Servicing Agreement

(l)        Opinion and Consent of Schulte Roth & Zabel LLP

(n)  (i)   Opinion of Schulte Roth & Zabel LLP on tax matters

(n)  (ii)  Consent of Independent Auditors

(o)        Statement of Assets and Liabilities

(p)        Agreement Regarding Provision of Initial Capital

(r)  (i)   Code of Ethics of BACAP Opportunity Strategy, LLC

(r)  (ii)  Code of Ethics of BACAP Advisory Partners, LLC

(r)  (iii) Code of Ethics of Alkeon Capital Management, LLC

(r)  (iv)  Code of Ethics of Banc of America Securities LLC